                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                              ---------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)_________
                              ---------------------

              SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

Not Applicable                                            59-1424500
(State of incorporation if                                (I.R.S. Employer
not a U.S. national bank)                                 Identification Number)

200 South Orange Avenue
Post Office Box 3631
Orlando, Florida                                          32802
(Address of trustee's principal                           (Zip Code)
  executive offices)

                             Jonathan D. Rich, Esq.
                         Maguire, Voorhis & Wells, P.A.
             200 South Orange Avenue, Suite 3000, Orlando, FL 32801
                                 (407) 244-1105
            (Name, address and telephone number of agent for service)
                              ---------------------

                         INTERMEDIA COMMUNICATIONS INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                59-2913586
(State of incorporation)                                (I.R.S. Employer
                                                        Identification No.)

3625 QUEEN PALM DRIVE                                   33619
TAMPA, FLORIDA                                          (Zip Code)
(Address of principal executive offices)

                        --------------------------------
                      8.60% SERIES B SENIOR NOTES DUE 2008
                         INTERMEDIA COMMUNICATIONS INC.
                         (TITLE OF INDENTURE SECURITIES)

Item 1. General Information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                           Name                          Address
                           ----                          -------
                  Comptroller of Currency            Washington, D.C.

                  The Board of Governors of          Washington, D.C.
                  the Federal Reserve System
                  Corporation                        Washington, D.C.

                  Federal Deposit Insurance          Washington, D.C.
                  Corporation

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

         Item 2. Affiliations with the Obligor. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

         Item 16. List of Exhibits.

                  List below all exhibits filed as a part of this statement of eligibility.

                  Exhibit 1 - Copy of the articles of association of the Trustee as now in effect (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

                  Exhibit 2 - Copy of the certificate of authority of the Trustee to commence business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

                  Exhibit 3 - Copy of the authorization of the Trustee to exercise corporate trust powers (see Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

                  Exhibit 4 - Copy of the existing bylaws of the Trustee (see
                  Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-34738, which is incorporated by reference).

                  Exhibit 5 - Not applicable.

                  Exhibit 6 - Not applicable.

                  Exhibit 7 - Copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

                  Exhibit 8 - Not applicable.

                  Exhibit 9 - Not applicable.

                                    SIGNATURE


         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, SunTrust Bank, Central Florida, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Orlando, State of Florida, on the 10th day of June, 1998.

                                      SUNTRUST BANK, CENTRAL FLORIDA,
                                        NATIONAL ASSOCIATION



                                      By:      /s/ Alice Springer
                                               -------------------------------
                                               Alice Springer
                                               Corporate Trust Officer

                                    EXHIBIT 7

                             Report of Condition of
              SunTrust Bank, Central Florida, National Association

                                                     Board of Governors of the
                                                     Federal Reserve System
                                                     OMB Number:  7100-0036

                                                     Federal Deposit Insurance
                                                     Corporation
                                                     OMB Number:  3064-0052

                                                     Office of the Comptroller
                                                     of the Currency
                                                     OMB Number:  1557-0081

                                                     Expires March 31, 2000

Federal Financial Institutions Examination Council
-------------------------------------------------------------------------------
[LOGO]                                                                      |1|
                                                Please refer to page i,
                                                Table of Contents, for
                                                the required disclosure
                                                of estimated burden.
-------------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic And Foreign Offices Only and
Total Assets of $300 Million or More -- FFIEC 032

                                                     (980331)
Report at the close of business March 31, 1998       --------
                                                    (RCRI 9999)

This report is required by law: 12 U.S.C. (s). 324 (State member banks); 12 U.S.C. (s). 1817 (State nonmember banks); and 12 U.S.C. (s). 161 (National banks).

This report form is to be filed by banks with branches and domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

-------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, R. Todd Bowers/Senior Vice President & CFO
  ---------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ R. Todd Bowers
-------------------------------------------------------------
Signature of Officer Authorized to Sign Report R. Todd Bowers

April 24, 1998
-----------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ George W. Koehn                   George W. Koehn
-----------------------------------------------------
Director (Trustee)

/s/ Robert L. Mellen                Robert L. Mellen,
-----------------------------------------------------
Director (Trustee)

/s/ William B. Wilson               William B. Wilson
-----------------------------------------------------
Director (Trustee)

-------------------------------------------------------------------------------

Submission of Reports

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
      (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page to the hard-copy record of the completed report that the bank places in its files.

-------------------------------------------------------------------------------

                          2 1 0 4 3
FDIC Certificate Number  -----------
                         (RCRI 9050)

SunTrust Bank, Central Florida, N.A.
-------------------------------------------------
Legal Title of Bank (TEXT 9010)

P.O. Box 3833
-------------------------------------------------
City (TEXT 9130)

Orlando, Fl  32802
-------------------------------------------------
State Abbrev. (TEXT 9200)    Zip Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

Yes/No
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                  RI-1
Transit #:  06310215                                             ---------
                                                                     3
                                                                 ---------

CONSOLIDATED REPORT OF INCOME FOR THE PERIOD JANUARY 1, 1998 - MARCH 31, 1998

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI - Income Statement
                                                                         I380 <-

                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
1.  Interest income:
    a. Interest and fee income on loans:                                                              RIAD
                                                                                                      ----    -------
       (1) Loans secured by real estate_____________________________________________________________  4011     39,233    1.a.1
                                                                                                              -------
       (2) Loans to finance agricultural production and other loans to farmers______________________  4024      1,317    1.a.2
                                                                                                              -------
       (3) Commercial and industrial loans__________________________________________________________  4012     45,969    1.a.3
                                                                                                              -------
       (4) Loans to individuals for household, family, and other personal expenditures:
                                                                                                              -------
           (a) Credit cards and related plans_______________________________________________________  4054        774    1.a.4.a
                                                                                                              -------
           (b) Other________________________________________________________________________________  4055     11,105    1.a.4.b
                                                                                                              -------
       (5) Loans to foreign governments and offical institutions____________________________________  4056          0    1.a.5
                                                                                                              -------
       (6) Obligations (other than securities and leases) of states and politcal subdivisions in the U.S.:
                                                                                                              -------
           (a) Taxable obligations__________________________________________________________________  4503        161    1.a.6.a
                                                                                                              -------
           (b) Tax-exempt obligations_______________________________________________________________  4504      2,610    1.a.6.b
                                                                                                              -------
       (7) All other loans__________________________________________________________________________  4058      7,193    1.a.7
                                                                                                              -------
    b. Income from lease financing receivables:
                                                                                                              -------
       (1) Taxable leases___________________________________________________________________________  4506      2,669    1.b.1
                                                                                                              -------
       (2) Tax-exempt leases________________________________________________________________________  4307         73    1.b.2
                                                                                                              -------
    c. Interest income on balances due from depository institutions (1)_____________________________  4115         57    1.c
                                                                                                              -------
    d. Interest and dividend income on securities
                                                                                                              -------
       (1) U.S. Treasury securities and U.S. Government agency obligations__________________________  4027     11,388    1.d.1
                                                                                                              -------
       (2) Securities issued by states and political subdivisions in the U.S.:
                                                                                                              -------
           (a) Taxable securities___________________________________________________________________  4506          0    1.d.2.a
                                                                                                              -------
           (b) Tax-exempt securities________________________________________________________________  4507        467    1.d.2.b
                                                                                                              -------
       (3) Other domestic debt securities___________________________________________________________  3657          0    1.d.3
                                                                                                              -------
       (4) Foreign debt securities__________________________________________________________________  3658          4    1.d.4
                                                                                                              -------
       (5) Equity securities (including investments in mutual funds)________________________________  3659        323    1.d.5
                                                                                                              -------
    e. Interest income from trading assets__________________________________________________________  4069          0    1.e
                                                                                                              -------
    f. Interest income on federal funds sold and securities purchased under agreements to resell____  4020      8,398    1.f
                                                                                                              -------
    g. Total interest income (sum of items 1.a through 1.f)_________________________________________  4107    131,741    1.g
                                                                                                              -------

----------
(1) Includes interest income on time certificates of deposits not held for trading.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                  RI-2
Transit #:  06310215                                             ---------
                                                                     4
                                                                 ---------

SCHEDULE RI - CONTINUED

                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
 2. Interest expense:
    a. Interest on deposits:
                                                                                      RIAD  YEAR-TO-DATE
       (1) Transaction accounts (NOW accounts, ATS accounts, and                      ----  ------------
           telephone and preauthorized transfer accounts)___________________________  4508           383                 2.a.1
                                                                                            ------------
       (2) Nontransaction accounts:                                                         ------------
           (a) Money market deposit accounts (MMDAs)________________________________  4509         3,518                 2.a.2a
                                                                                            ------------
           (b) Other savings deposits_______________________________________________  4511         9,355                 2.a.2b
                                                                                            ------------
           (c) Time deposits of $100,000 or more____________________________________  A517         4,528                 2.a.2c
                                                                                            ------------
           (d) Time deposits of less than $100,000__________________________________  A518         8,870                 2.a.2d
                                                                                            ------------
    b. Expense of federal funds purchased and securities sold under                         ------------
       agreements to repurchase_____________________________________________________  4180        36,968                 2.b
                                                                                            ------------
    c. Interest on demand notes issued to the U.S. Treasury, trading, liabilities,          ------------
       and on other borrowed money__________________________________________________  4185         4,367                 2.c
                                                                                            ------------
    d. Not applicable
                                                                                            ------------
    e. Interest on subordinated notes and debentures________________________________  4200         1,744                 2.e
                                                                                            ------------
    f. Total interest expense (sum of items 2.a through 2.e)________________________  4073        69,733  RIAD           2.f
                                                                                            ------------  ----  -------
 3. Net interest income (item 1.g minus 2.f)____________________________________________________________  4074   62,008  3.
 4. Provisions:                                                                                                 -------
    a. Provision for credit losses______________________________________________________________________  4230    1,400  4.a
                                                                                                                -------
    b. Provision for allocated transfer risk____________________________________________________________  4243        0  4.b
 5. Noninterest income:                                                               RIAD                      -------
                                                                                      ----  ------------
    a. Income from fiduciary activities_____________________________________________  4070         7,309                 5.a
                                                                                            ------------
    b. Service charges on deposit accounts__________________________________________  4080         9,145                 5.b
                                                                                            ------------
    c. Trading revenue (must equal Schedule RI, sum of                                      ------------
       Memorandum items 8.a through 8.d)____________________________________________  A220             0                 5.c
                                                                                            ------------
    d.-e. Not applicable
    f. Other noninterest income:                                                            ------------
       (1) Other fee income_________________________________________________________  5407        18,622                 5.f.1
                                                                                            ------------
       (2) All other noninterest income*____________________________________________  5408         2,687  RIAD           5.f.2
                                                                                            ------------  ----  -------
    g. Total noninterest income (sum of items 5.a through 5.f)__________________________________________  4079   37,763  5.g
                                                                                                                -------
 6. a. Realized gains (losses) on held-to-maturity securities___________________________________________  3521        0  6.a
                                                                                                                -------
    b. Realized gains (losses) on available-for-sale securities_________________________________________  3196       16  6.b
                                                                                                                -------
 7. Noninterest expense:                                                              RIAD
                                                                                      ----  ------------
    a. Salaries and employee benefits_______________________________________________  4135        18,691                 7.a
                                                                                            ------------
    b. Expenses of premises and fixed assets (net of rental income)                         ------------
       (excluding salaries and employee benefits and mortgage interest)_____________  4217         6,038                 7.b
                                                                                            ------------
    c. Other noninterest expense*___________________________________________________  4092        33,814  RIAD           7.c
                                                                                            ------------  ----  -------
    d. Total noninterest expense (sum of item 7.a through 7.c)__________________________________________  4093   58,543  7.d
                                                                                                                -------
 8. Income (loss) before income taxes and extraordinary items and other                                         -------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)___________________________  4301   39,844  8.
                                                                                                                -------
 9. Applicable income taxes (on item 8)_________________________________________________________________  4302   14,237  9.
                                                                                                                -------
10. Income (loss) before extraordinary items and other adjustments (item 8 minus 9)_____________________  4300   25,607  10.
                                                                                                                -------
11. Extraordinary items and other adjustments, net of income taxes*_____________________________________  4320        0  11.
                                                                                                                -------
12. Net income (loss) (sum of items 10 and 11)__________________________________________________________  4340   25,607  12.
                                                                                                                -------

----------
*  Describe on Schedule RI-E - Explanations.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                  RI-3
Transit #:  06310215                                             ---------
                                                                     5
                                                                 ---------

SCHEDULE RI - CONTINUED
                                                                         1381 <-

                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
MEMORANDA                                                                                             RIAD  YEAR TO DATE
                                                                                                      ----  ------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after              ------------
    August 7, 1986, that is not deductible for federal income tax purposes__________________________  4513           496  M.1
                                                                                                            ------------
 2. Income from the sale and servicing of mutual funds and annuities (included in                           ------------
    Schedule RI, item 8)____________________________________________________________________________  8431         1,774  M.2
                                                                                                            ------------

 3. Not applicable
                                                                                                               NUMBER
 4. Number of full-time equivalent employees on payroll at end of current period (round to                  ------------
    nearest whole number)___________________________________________________________________________  4150         1,556  M.4
                                                                                                            ------------

 5.-6. Not applicable
                                                                                                           CCYY / MM / DD
 7. If the reporting bank has restated its balance sheet as a result of applying push                       ------------
    down accounting this calendar year, report the date of the bank's acquisition___________________  9106           N/A  M.7
                                                                                                            ------------
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c):                             ------------
    a. Interest rate exposures______________________________________________________________________  8757             0  M.8.a
                                                                                                            ------------
    b. Foreign exchange exposures___________________________________________________________________  8758             0  M.8.b
                                                                                                            ------------
    c. Equity security and index exposures__________________________________________________________  8759             0  M.8.c
                                                                                                            ------------
    d. Commodity and other exposures________________________________________________________________  8760             0  M.8.d
                                                                                                            ------------
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:                 ------------
    a. Net increase (decrease) to interest income___________________________________________________  8761             0  M.9.a
                                                                                                            ------------
    b. Net (increase) decrease to interest expense__________________________________________________  8762           144  M.9.b
                                                                                                            ------------
    c. Other (noninterest) allocations______________________________________________________________  8763             0  M.9.c
                                                                                                            ------------
10. Credit losses on off-balance sheet derivatives (see instructions)_______________________________  A251             0  M.10
                                                                                                            ------------
                                                                                                              YES / NO
11. Does the reporting bank have a Subchapter S election in effect for                                      ------------
    federal income tax purposes for the current tax year?___________________________________________  A530           N/A  M.11
                                                                                                            ------------
12. Deferred portion of total applicable income taxes included in Schedule RI,                              ------------
    items 9 and 11 (to be reported with the December Report of Income)______________________________  4772           N/A  M.12
                                                                                                            ------------

----------
(1)   For example, a bank acquired on June 1, 1997, would report 1997/06/01

SCHEDULE RI-A - CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.
                                                                         1383 <-

                                                                                             Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
                                                                                                      RIAD
 1. Total equity capital originally reported in the December 31, 1997, Reports                        ----  ------------
    of Condition and Income_________________________________________________________________________  3215       525,378  1.
                                                                                                            ------------
 2. Equity capital adjustments from amended Reports of Income, net*_________________________________  3216             0  2.
                                                                                                            ------------
 3. Amended balance and of previous calendar year (sum of items 1 and 2)____________________________  3217       525,378  3.
                                                                                                            ------------
 4. Net income (loss) (must equal Schedule RI, item 12)_____________________________________________  4340        25,607  4.
                                                                                                            ------------
 5. Sale, conversion, acquisition, or retirement of capital stock, net______________________________  4346             0  5.
                                                                                                            ------------
 6. Changes incident to business combinations, net__________________________________________________  4356             0  6.
                                                                                                            ------------
 7. LESS: Cash dividends declared on preferred stock________________________________________________  4470             0  7.
                                                                                                            ------------
 8. LESS: Cash dividends declared on common stock___________________________________________________  4460         6,000  8.
                                                                                                            ------------
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for           ------------
    this schedule)__________________________________________________________________________________  4411             0  9.
                                                                                                            ------------
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  4412             0  10.
                                                                                                            ------------
11. Change in net unrealized holding gains (losses) on available-for-sale securities________________  8433           624  11.
                                                                                                            ------------
12. Other transactions with parent holding company* (not included in item 5, 7, or 8 above)_________  4415          (676) 12.
                                                                                                            ------------
13. Total equity capital end of current period (sum of items 3 through 12) (must equal                      ------------
    Schedule RC item 28)____________________________________________________________________________  3210       544,933  13.
                                                                                                            ------------

----------
*  Describe on Schedule RI-E - Explanations.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                  RI-4
Transit #:  06310215                                             ---------
                                                                     6
                                                                 ---------

SCHEDULE RI-B - CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES AND CHANGES IN ALLOWANCE FOR CREDIT LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES (1)

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.
                                                                         1386 <-

                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                                        ----Calendar year-to-date----
                                                                                        (Column A)         (Column B)
                                                                                 RIAD  Charge-offs   RIAD  Recoveries
                                                                                 ----  -----------   ----  ----------
1. Loans secured by real estate:                                                       -----------         ----------
   a. To U.S. addressees (domicile)____________________________________________  4651          433   4661          51   1.a
                                                                                       -----------         ----------
   b. To non-U.S. addressees (domicile)________________________________________  4652            0   4662           0   1.b
                                                                                       -----------         ----------
2. Loans to depository institutions and acceptances of other banks:                    -----------         ----------
   a. To U.S. banks and other U.S. depository institutions_____________________  4653            0   4663           0   2.a
                                                                                       -----------         ----------
   b. To foreign banks_________________________________________________________  4654            0   4664           0   2.b
                                                                                       -----------         ----------
3. Loans to finance agricultural production and other loans to farmers_________  4655            0   4665           0   3.
                                                                                       -----------         ----------
4. Commercial and industrial loans:                                                    -----------         ----------
   a. To U.S. addressees (domicile)____________________________________________  4645           25   4617         699   4.a
                                                                                       -----------         ----------
   b. To non-U.S. addressees (domicile)________________________________________  4646            0   4618           0   4.b
                                                                                       -----------         ----------
5. Loans to individuals for household, family, and other personal expenditures:        -----------         ----------
   a. Credit cards and related plans___________________________________________  4656          205   4666          28   5.a
                                                                                       -----------         ----------
   b. Other (includes single payment, installment, and all student loans)______  4657        1,199   4667         241   5.b
                                                                                       -----------         ----------
6. Loans to foreign governments and official institutions______________________  4643            0   4627           0   6.
                                                                                       -----------         ----------
7. All other loans_____________________________________________________________  4644           80   4628          32   7.
                                                                                       -----------         ----------
8. Lease financing receivables:                                                        -----------         ----------
   a. Of U.S. addressees (domicile)____________________________________________  4658          750   4668           3   8.a
                                                                                       -----------         ----------
   b. Of non-U.S. addressees (domicile)________________________________________  4659            0   4669           0   8.b
                                                                                       -----------         ----------
9. Total (sum of items 1 through 8)____________________________________________  4635        2,692   4605       1,054   9.
                                                                                       -----------         ----------
MEMORANDA
                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
                                                                                        ----Calendar year-to-date----
                                                                                        (Column A)         (Column B)
                                                                                 RIAD  Charge-offs   RIAD  Recoveries
                                                                                 ----  -----------   ----  ----------
1.-3. Not applicable.
4. Loans to finance commercial real estate, construction, and land
   development activities (not secured by real estate) included in                     -----------         ----------
   Schedule RI-B, part 1, items 4 and 7, above_________________________________  5409            0    5410          0   M.4
                                                                                       -----------         ----------
5. Loans secured by real estate (sum of Memorandum items 5.a through 5.e must
   equal sum of Schedule RI-B, part 1, item 1.a and 1.b, above):                       -----------         ----------
   a. Construction and land development________________________________________  3582           20    3583          4   M.5.a
                                                                                       -----------         ----------
   b. Secured by farmland______________________________________________________  3584            0    3585          0   M.5.b
                                                                                       -----------         ----------
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential                  -----------         ----------
          properties and extended under lines of credit________________________  5411           20    5412          0   M.5.c1
                                                                                       -----------         ----------
      (2) All other loans secured by 1-4 family residential properties_________  5413           36    5414          1   M.5.c2
                                                                                       -----------         ----------
   d. Secured by multifamily (5 or more) residential properties________________  3588            0    3589          0   M.5.d
                                                                                       -----------         ----------
   e. Secured by nonfarm nonresidential properties_____________________________  3590          357    3591         46   M.5.e
                                                                                       -----------         ----------

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                  RI-5
Transit #:  06310215                                             ---------
                                                                     7
                                                                 ---------

Schedule RI-B - Continued

Part II. Changes in Allowance for Credit Losses

                                                                                             Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      RIAD
                                                                                                      ----  ------------
1. Balance originally reported in the December 31, 1997, Reports of Condition and Income__________    3124         89,443  1.
                                                                                                            ------------
2. Recoveries (must equal or exceed part I, item 9, column B above)________________________________   2419         1,054   2.
                                                                                                            ------------
3. LESS: Charge-offs (must equal or exceed part I, item 9, column A above)_________________________   2432         2,692   3.
                                                                                                            ------------
4. Provision for credit losses (must equal Schedule RI, item 4.a)__________________________________   4230         1,400   4.
                                                                                                            ------------
5. Adjustments* (see instructions for this schedule)_______________________________________________   4815             0   5.
                                                                                                            ------------
6. Balance end of current period (sum of items 1 through 5) (must equal or exceed Schedule RC,              ------------
   item 4.b)_______________________________________________________________________________________   A512        89,205   6.
                                                                                                            ------------

----------
*  Describe on Schedule RI-E - Explanations.

Schedule RI-E - Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI.

(See instructions for details)

                                                                         I395 <-

                                                                                             Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))                                      RIAD  Year-to-Date

   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                       ----  ------------
   a. Net gains (losses) on other real estate owned________________________________________________   5415           321   1.a
                                                                                                            ------------
   b. Net gains (losses) on sales of loans_________________________________________________________   5416         1,064   1.b
                                                                                                            ------------
   c. Net gains (losses) on sales of premises and fixed assets_____________________________________   5417             0   1.c
                                                                                                            ------------
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f.(2):
                     TEXT
                                                                                                            ------------
   d. 4461 FOREIGN EXCHG-GAIN/LOSS                                                                    4461           461   1.d
                                                                                                            ------------
   e. 4462 SALE OF CUSTOMER CHECKS                                                                    4462           402   1.e
                                                                                                            ------------
   f. 4463 OTHER INCOME                                                                               4463           367   1.f
                                                                                                            ------------
2. Other noninterest expense (from Schedule RI, item 7.c):                                            RIAD  Year-to-Date
                                                                                                      ----  ------------
   a. Amortization expense of intangible assets____________________________________________________   4531             0   2.a
                                                                                                            ------------

      Report amounts that exceed 10% of Schedule RI, item 7.c:
                                                                                                            ------------
   b. Net (gains) losses on other real estate owned________________________________________________   5418             0   2.b
                                                                                                            ------------
   c. Net (gains) losses on sales of loans_________________________________________________________   5419             0   2.c
                                                                                                            ------------
   d. Net (gains) losses on sales of premises and fixed assets_____________________________________   5420             0   2.d
                                                                                                            ------------
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
                     TEXT                                                                             RIAD
                                                                                                      ----  ------------
   e. 4464 I/C DATA PROCESSING FEE                                                                    4464        10,999   2.e
                                                                                                            ------------
   f. 4467 CR-CD-INTERCHANGE EXP                                                                      4467         7,012   2.f
                                                                                                            ------------
   g. 4468                                                                                            4468             0   2.g
                                                                                                            ------------

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                  RI-6
Transit #:  06310215                                             ---------
                                                                     8
                                                                 ---------

Schedule RI-E - Continued

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary
   items and other adjustments):                                                                            Year-to-Date
                    TEXT                                                                         RIAD
                                                                                                 ----       ------------
 a. (1)  4469                                                                RIAD                4469                  0  3.a.1
                                                                             ----   -----------             ------------
      (2) Applicable income tax effect_____________________________________  4486             0                           3.a.2
                                                                                    -----------             ------------
 b. (1)  4487                                                                                    4487                  0  3.b.1
                                                                                    -----------             ------------
      (2) Applicable income tax effect_____________________________________  4488             0                           3.b.2
                                                                                    -----------             ------------
 c. (1)  4489                                                                                    4489                  0  3.c.1
                                                                                    -----------             ------------
      (2)  Applicable income tax effect____________________________________  4491             0                           3.c.2
                                                                                    -----------
4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2)
   (itemize and describe all adjustments):
                    TEXT                                                                         RIAD
                                                                                                 ----       ------------
   a.  4492                                                                                      4492                  0  4.a
                                                                                                            ------------
   b.  4493                                                                                      4493                  0  4.b
                                                                                                            ------------
5. Cumulative effect of changes in accounting principles from prior years
   (from Schedule RI-A, Item 9) (itemize and describe all changes in accounting principles):
                    TEXT                                                                         RIAD
                                                                                                 ----       ------------
   a.  4494                                                                                      4494                  0  5.a
                                                                                                            ------------
   b.  4495                                                                                      4495                  0  5.b
                                                                                                            ------------
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
   (itemize and describe all corrections):
                    TEXT                                                                         RIAD
                                                                                                 ----       ------------
   a.  4496                                                                                      4496                  0  6.a
                                                                                                            ------------
   b.  4497                                                                                      4497                  0  6.b
                                                                                                            ------------
7. Other transactions with parent holding company (from Schedule RI-A, item 12)
   (itemize and describe all such transactions):
                    TEXT                                                                         RIAD
             ------------------------------------------------------------------                  ----       ------------
   a.  4498   FIXED ASSET DIVIDEND                                                               4498               (676) 7.a
             ------------------------------------------------------------------                             ------------
   b.  4499                                                                                      4499                  0  7.b
                                                                                                            ------------
8. Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5)
   (itemize and describe all adjustments):
                    TEXT                                                                         RIAD
                                                                                                 ----       ------------
   a.  4521                                                                                      4521                  0  8.a
                                                                                                            ------------
   b.  4522                                                                                      4522                  0  8.b
                                                                                                            ------------
9. Other explanations (the space below is provided for bank to briefly describe, at its option,                    I398  1399 <-
   any other significant items affecting the Report          RIAD    --------
   X = NO COMMENT - Y = COMMENT __________________________    4769      X
   Other explanations (please type or print clearly):                --------
          TEXT 4769 (70 characters per line)
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________
          ______________________________________________________________________________________________

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                  RC-1
Transit #:  06310215                                             ---------
                                                                     9
                                                                 ---------

Consolidated Report Of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC - Balance Sheet
                                                                         C300 <-

                                                                                              Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):                        RCON
                                                                                                    ----     -------------
    a. Noninterest-bearing balances and currency and coin (1)____________________________________   0081           547,696  1.a
                                                                                                             -------------
    b. Interest-bearing balances (2)_____________________________________________________________   0071             4,167  1.b
                                                                                                             -------------
 2. Securities:
                                                                                                             -------------
    a. Held-to-maturity securities (from Schedule RC-B, column A)________________________________   1754                 0  2.a
                                                                                                             -------------
    b. Available-for-sale securities (from Schedule RC-B, column D)______________________________   1773           725,998  2.b
                                                                                                             -------------
 3. Federal funds sold and securities purchased under agreements to resell_______________________   1350           574,904  3
                                                                                                             -------------
 4. Loans and lease financing receivables:                                    RCON
                                                                              ----    ------------
    a. Loans and leases, net of unearned income (from Schedule RC-C)________  2122       6,058,046                          4.a
                                                                                      ------------
    b. LESS: Allowance for loan and lease losses____________________________  3123          89,205                          4.b
                                                                                      ------------
    c. LESS: Allocated transfer risk reserve________________________________  3128               0                          4.c
                                                                                      ------------
    d. Loans and leases, net of unearned income,                                                    RCON
                                                                                                    ----     -------------
       allowance, and reserve (item 4.a minus 4.b and 4.c)_______________________________________   2125         5,968,841  4.d
                                                                                                             -------------
 5. Trading assets (from Schedule RC-D)__________________________________________________________   3545                 0  5.
                                                                                                             -------------
 6. Premises and fixed assets (including capitalized leases)_____________________________________   2145            52,965  6.
                                                                                                             -------------
 7. Other real estate owned (from Schedule RC-M)_________________________________________________   2150             2,071  7.
                                                                                                             -------------
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)_____   2130             7,804  8.
                                                                                                             -------------
 9. Customers' liability to this bank on acceptances outstanding_________________________________   2155             1,847  9.
                                                                                                             -------------
10. Intangible assets (from Schedule RC-M)_______________________________________________________   2143                 0  10.
                                                                                                             -------------
11. Other assets (from Schedule RC-F)____________________________________________________________   2160            82,572  11.
                                                                                                             -------------
12. Total assets (sum of items 1 through 11)_____________________________________________________   2170         7,968,865  12.
                                                                                                             -------------

----------
(1)   Includes cash items in process of collection and unposted debits.
(2)   Includes time certificates of deposit not held for trading.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                  RC-2
Transit #:  06310215                                             ---------
                                                                     10
                                                                 ---------

Schedule RC - Continued

                                                                                              Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES

13. Deposits                                                                                             RCON
                                                                                                         ----   ----------
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E)__   CON                 2200    4,184,594   13.a
                                                                                     ---                        ----------
                                                                                             ----------
       (1) Noninterest-bearing (1)_______________________________________________    6631     1,272,935                      13.a.1
                                                                                             ----------
       (2) Interest-bearing______________________________________________________    6636     2,911,659                      13.a.2
                                                                                             ----------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs
       (1) Noninterest-bearing_________________________________________________________________________

       (2) Interest-bearing____________________________________________________________________________
                                                                                                                ----------
14. Federal funds purchased and securities sold under agreements to repurchase_________________________  2800    2,524,575   14
                                                                                                                ----------
15.a. Demand notes issued to the U.S. Treasury_________________________________________________________  2840            0   15.a
                                                                                                                ----------
   b. Trading liabilities (from Schedule RC-D)_________________________________________________________  3548            0   15.b
                                                                                                                ----------
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):

    a. With a remaining maturity of one year or less___________________________________________________  2332      502,732   16.a
                                                                                                                ----------
    b. With a remaining maturity of more than one year through three years_____________________________  A547            0   16.b
                                                                                                                ----------
    c. With a remaining maturity of more than three years______________________________________________  A548            0   16.c
                                                                                                                ----------
17. Not applicable
                                                                                                                ----------
18. Bank's liability on acceptances executed and outstanding___________________________________________  2920        1,847   18
                                                                                                                ----------
19. Subordinated notes and debentures(2)_______________________________________________________________  3200      160,000   19
                                                                                                                ----------
20. Other liabilities (from Schedule RC-G)_____________________________________________________________  2930       50,184   20
                                                                                                                ----------
21. Total liabilities (sum of items 13 through 20)_____________________________________________________  2948    7,423,932   21
                                                                                                                ----------
22. Not applicable

EQUITY CAPITAL                                                                                                  ----------

23. Perpetual preferred stock and related surplus______________________________________________________  3838            0   23
                                                                                                                ----------
24. Common stock_______________________________________________________________________________________  3230        5,098   24
                                                                                                                ----------
25. Surplus (exclude all surplus related to preferred stock)___________________________________________  3839      124,125   25
                                                                                                                ----------
26. a. Undivided profits and capital reserves__________________________________________________________  3632      411,373   26.a
                                                                                                                ----------
    b. Net unrealized holding gains (losses) on available-for-sale securities__________________________  8434        4,337   26.b
                                                                                                                ----------
27. Cumulative foreign currency translation adjustments________________________________________________                      27
                                                                                                                ----------
28. Total equity capital (sum of items 23 through 27)__________________________________________________  3210      544,933   28
                                                                                                                ----------
29. Total liabilities and equity capital (sum of items 21 and 28)______________________________________  3300    7,968,865   29
                                                                                                                ----------
Memorandum

to be reported only with the March Report Of Condition.

 1. Indicate in the box at the right the number of the statement below that best describes the
    most comprehensive level of auditing work performed for the bank by independent external                    ----------
    auditors as of any date during 1997 _______________________________________________________________  6724            2   M.1
                                                                                                                ----------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 =   Review of the bank's financial statements by external auditors

6 =   Compilation of the bank's financial statements by external auditors

7 =   Other audit procedures (excluding tax preparation work)

8 =   No external audit work

----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)   Includes limited-life preferred stock and related surplus.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                   RC-3
Transit #:  06310215                                             ---------
                                                                     11
                                                                 ---------

Schedule RC-A - Cash And Balances Due From Depository Institutions

Exclude assets held for trading.
                                                                         C305 <-

                                                                                              Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
 1. Cash items in process of collection, unposted debits, and currency and coin:                    RCON
                                                                                                    ----     -------------
    a. Cash items in process of collection and unposted debits___________________________________   0020           362,625  1.a
                                                                                                             -------------
    b. Currency and coin_________________________________________________________________________   0080            93,726  1.b
                                                                                                             -------------
 2. Balance due from depository institutions in the U.S.:
                                                                                                             -------------
    a. U.S. branches and agencies of foreign banks_______________________________________________   0083                 0  2.a
                                                                                                             -------------
    b. Other commercial banks in the U.S. and other depository institutions in the U.S.__________   0085            23,569  2.b
                                                                                                             -------------
 3. Balances due from banks in foreign countries and foreign central banks:
                                                                                                             -------------
    a. Foreign branches of other U.S. banks______________________________________________________   0073                 0  3.a
                                                                                                             -------------
    b. Other banks in foreign countries and foreign central banks________________________________   0074               886  3.b
                                                                                                             -------------
 4. Balances due from Federal Reserve Banks______________________________________________________   0090            71,057  4
                                                                                                             -------------
 5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)__________   0010           551,863  5
                                                                                                             -------------

MEMORANDUM
                                                                                               Dollar Amounts in Thousands
__________________________________________________________________________________________________________________________
 1. Noninterest-bearing balances due from commercial banks in the U.S. (included in items 2.a      RCON
                                                                                                   ----      -------------
    and 2.b above) ______________________________________________________________________________  0050             19,402  M.1
                                                                                                             -------------

Schedule RC-B - Securities

Exclude assets held for trading.                                         C310 <-
                                                                                              Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                 --------Held-to-maturity--------           ------Available-for-sale------
                                               (Column A)              (Column B)         (Column C)         (Column D)
                                             Amortized Cost            Fair Value       Amortized Cost      Fair Value (1)
                                        RCON                    CON                  CON                 CON
                                        ----     ----------    ----    ----------   ----    ----------  ----   -----------
1. U.S. Treasury securities___________  0211              0    0213             0   1286       364,317  1287       367,892  1
                                                 ----------            ----------           ----------         -----------
2. U.S. Government agency obligations
   (exclude mortgage-backed securities):
                                                 ----------            ----------           ----------         -----------
   a. Issued by U.S. Government
      agencies (2)____________________  1289              0    1290             0    1291            0    1293           0  2.a
                                                 ----------            ----------           ----------         -----------
   b. Issued by U.S. Government-
      sponsored agencies (3)__________  1294              0    1295             0    1297       69,595    1298      70,837  2.b
                                                 ----------            ----------           ----------         -----------

----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates", U.S. Maritime Administration obligations, and Export - Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, The Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, the Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                   RC-4
Transit #:  06310215                                             ---------
                                                                     12
                                                                 ---------

Schedule RC-B Continued

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                 --------Held-to-maturity--------           ------Available-for-sale------
                                                 (Column A)             (Column B)         (Column C)         (Column D)
                                               Amortized Cost           Fair Value       Amortized Cost      Fair Value (1)
3. Securities issued by states and          CON                   CON                 CON                  CON
   political subdivisions in the U.S.:     ----    ----------    ----   ----------   ----    ----------   ----   ---------
   a. General obligations_______________   1676             0    1677            0   1678        30,479   1679      31,517  3.a
                                                   ----------           ----------           ----------          ---------
   b. Revenue obligations_______________   1681             0    1686            0   1690         3,993   1691       4,235  3.b
                                                   ----------           ----------           ----------          ---------
   c. Industrial development
                                                   ----------           ----------           ----------          ---------
      and similar obligations___________   1694             0    1695            0   1696             0   1697           0  3.c
                                                   ----------           ----------           ----------          ---------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
                                                   ----------           ----------           ----------          ---------
      (1) Guaranteed by GNMA____________   1698             0    1699            0   1701        53,032   1702      53,734  4.a.(1)
                                                   ----------           ----------           ----------          ---------
      (2) Issued by FNMA and FHLMC______   1703             0    1705            0   1706        74,000   1707      74,193  4.a.(2)
                                                   ----------           ----------           ----------          ---------
      (3) Other pass-through securities_   1709             0    1710            0   1711             0   1713           0  4.a.(3)
                                                   ----------           ----------           ----------          ---------
   b. Other mortgage-backed securities (include
      (CMOs, REMICs and stripped MBS):
      (1) Issued or guaranteed by FNMA,     CON                   CON                 CON                  CON
                                           ----    ----------    ----   ----------   ----    ----------   ----   ---------
        FHLMC or GNMA___________________   1714             0    1715            0   1716        90,800   1717      90,917  4.b(1)
                                                   ----------           ----------           ----------          ---------
      (2) Collaterized by MBS issued or guaranteed
                                                   ----------           ----------           ----------          ---------
          by FNMA, FHLMC, or GNMA_______   1718             0    1719            0   1731             0   1732           0  4.b(2)
                                                   ----------           ----------           ----------          ---------
      (3) All other mortgage-backed
          securities____________________   1733             0    1734            0   1735             0   1736           0  4.b(3)
                                                   ----------           ----------           ----------          ---------
5. Other debt securities:
                                                   ----------           ----------           ----------          ---------
   a. Other domestic debt securities____   1737             0    1738            0   1739             0   1741           0  5.a
                                                   ----------           ----------           ----------          ---------
   b. Foreign debt securities___________   1742             0    1743            0   1744           250   1746         250  5.b
                                                   ----------           ----------           ----------          ---------
6. Equity securities:
   a. Investments in mutual funds and                                                        ----------          ---------
      other equity securities with
      readily determinable fair values____________________________________________   A510        28,546   A511      28,546  6.a
                                                                                             ----------          ---------
   b. All other equity securities(1)______________________________________________   1752         3,877   1753       3,877  6.b
                                                                                             ----------          ---------
7. Total (sum of items 1 through 6)
   (total of Column A must equal
   Schedule RC item 2.a) (total of          CON                  CON                  CON                  CON
   column D must equal Schedule RC,        ----    ----------   ----    ----------   ----    ----------   ----   ---------
   item 2.b)____________________________   1754             0   1771             0   1772       718,889   1773     725,998  7
                                                   ----------           ----------           ----------          ---------

_________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                  RC-5
Transit #:  06310215                                             ---------
                                                                    13
                                                                 ---------

Schedule RC-B - Continued
                                                                         C312 <-

Memoranda                                                                                   Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----
                                                                                                             ----------
1.   Pledged securities (1)_________________________________________________________________________    0416    552,145    M.1
2.   Maturity and repricing data for debt securities (1,2) (excluding those in nonaccrual status):           ----------
     a.  Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and
         mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3,4)
         (1) Three months or less___________________________________________________________________    A549     54,983    M.2.a1
                                                                                                             ----------
         (2) Over three months through 12 months____________________________________________________    A550    173,145    M.2.a2
                                                                                                             ----------
         (3) Over one year through three years______________________________________________________    A551    187,290    M.2.a3
                                                                                                             ----------
         (4) Over three years through five years____________________________________________________    A552     43,702    M.2.a4
                                                                                                             ----------
         (5) Over five years through 15 years_______________________________________________________    A553     15,611    M.2.a5
                                                                                                             ----------
         (6) Over 15 years__________________________________________________________________________    A554          0    M.2.a6
                                                                                                             ----------
     b.  Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of: (3,5)
         (1) Three months or less___________________________________________________________________    A555     12,895    M.2.b1
                                                                                                             ----------
         (2) Over three months through 12 months____________________________________________________    A556    102,303    M.2.b2
                                                                                                             ----------
         (3) Over one year through three years______________________________________________________    A557        184    M.2.b3
                                                                                                             ----------
         (4) Over three years through five years____________________________________________________    A558      8,003    M.2.b4
                                                                                                             ----------
         (5) Over five years through 15 years_______________________________________________________    A559      4,396    M.2.b5
                                                                                                             ----------
         (6) Over 15 years__________________________________________________________________________    A560        146    M.2.b6
                                                                                                             ----------
     c.  Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
         exclude mortgage pass-through securities) with an expected average life of: (6)
                                                                                                             ----------
         (1) Three years or less____________________________________________________________________    A561     89,119    M.2.c1
                                                                                                             ----------
         (2) Over three years_______________________________________________________________________    A562      1,798    M.2.c2
                                                                                                             ----------
     d.  Fixed rate AND floating rate debt securities with a REMAINING MATURITY of one                       ----------
         year or less (included in Memorandum items 2.a through 2.c above)__________________________    A248    272,656    M.2.d
                                                                                                             ----------
3. -6. Not applicable

7.   Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or
     trading securities during the calendar year-to-date (report the amortized cost at date                  ----------
     of sale or transfer)___________________________________________________________________________    1778          0    M.7
                                                                                                             ----------
8.   High-risk mortgage securities (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, item 4.b):
     a.  Amortized cost_____________________________________________________________________________    8780          0    M.8.a
                                                                                                             ----------
     b.  Fair value_________________________________________________________________________________    8781          0    M.8.b
                                                                                                             ----------
9.   Structured notes (included in the held-to-maturity and available-for-sale
     accounts in Schedule RC-B, items 2, 3, and 5):                                                          ----------
     a.  Amortized cost_____________________________________________________________________________    8782          0    M.9.a
                                                                                                             ----------
     b.  Fair value_________________________________________________________________________________    8783          0    M.9.b
                                                                                                             ----------

------------------
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum Items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, Column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                  RC-6
Transit #:  06310215                                             ---------
                                                                     14
                                                                 ---------

Schedule RC-C - Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                        C315 <-

                                                                                              Dollar Amounts in Thousands
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ----
1.   Loans secured by real estate:
                                                                                                              ---------
     a.   Construction and land development________________________________________________________     1415    164,655    1.a
                                                                                                              ---------
     b.   Secured by farmland (including farm residential and other improvements)__________________     1420     25,299    1.b
                                                                                                              ---------
     c.   Secured by 1-4 family residential properties:
          (1) Revolving, open-end loans secured by 1-4 family residential properties and                      ---------
              extended under lines of credit_______________________________________________________     1797     95,842    1.c.1
                                                                                                              ---------
          (2) All other loans secured by 1-4 family residential properties:
              (a) Secured by first liens___________________________________________________________     5367  1,107,288    1.c.2a
                                                                                                              ---------
              (b) Secured by junior liens__________________________________________________________     5368    104,244    1.c.2b
                                                                                                              ---------
     d.   Secured by multifamily (5 or more) residential properties________________________________     1460     33,125    1.d
                                                                                                              ---------
     e.   Secured by nonfarm nonresidential properties_____________________________________________     1480    429,959    1.e
                                                                                                              ---------
2.   Loans to depository institutions:
     a.   To commercial banks in the U.S.:
          (1) To U.S. branches and agencies of foreign banks_______________________________________     1506          0    2.a1
                                                                                                              ---------
          (2) To other commercial banks in the U.S.________________________________________________     1507    218,185    2.a2
                                                                                                              ---------
     b.   To other depository institutions in the U.S._____________________________________________     1517        107    2.b
                                                                                                              ---------
     c.   To banks in foreign countries:
          (1) To foreign branches of other U.S. banks______________________________________________     1513          0    2.c1
                                                                                                              ---------
          (2) To other banks in foreign countries__________________________________________________     1516          0    2.c2
                                                                                                              ---------

3.   Loans to finance agricultural production and other loans to farmers___________________________     1590     55,372    3.
                                                                                                              ---------
4.   Commercial and industrial loans:
                                                                                                              ---------
     a. To U.S. addressees (domicile)______________________________________________________________     1763  2,684,665    4.a
                                                                                                              ---------
     b. To non-U.S. addressees (domicile)__________________________________________________________     1764     25,440    4.b
                                                                                                              ---------
5.   Acceptances of other banks:                                                                              ---------
     a. Of U.S. banks______________________________________________________________________________     1756        345    5.a
                                                                                                              ---------
     b. Of foreign banks___________________________________________________________________________     1757        379    5.b
                                                                                                              ---------
6.   Loans to individuals for household, family, and other personal expenditures
     (i.e., consumer loans)(includes purchased paper):                                                        ---------
     a.  Credit cards and related plans (includes check credit and other revolving credit plans)___     2008     23,255    6.a
                                                                                                              ---------
     b.  Other (includes single payment, installment, and all student loans)_______________________     2011    514,726    6.b
                                                                                                              ---------
7.   Loans to foreign government and official institutions (including foreign central banks)_______     2081          0    7
                                                                                                              ---------
8.   Obligations (other than securities and leases) of states and political subdivisions
     in the U.S. (includes nonrated industrial development obligations)____________________________     2107    196,190    8
                                                                                                              ---------
9.   Other Loans:
                                                                                                              ---------
     a. Loans for purchasing or carrying securities (secured and unsecured)________________________     1545     89,259    9.a
                                                                                                              ---------
     b. All other loans (exclude consumer loans)___________________________________________________     1564    133,675    9.b
                                                                                                              ---------
10.  Lease financing receivables (net of unearned income):
     a. Of U.S. addressees (domicile)______________________________________________________________     2182    156,036    10.a
                                                                                                              ---------
     b. Of non-U.S. addressees (domicile)__________________________________________________________     2183          0    10.b
                                                                                                              ---------
11.  LESS: Any unearned income on loans reflected in items 1-9 above_______________________________     2123          0    11.
                                                                                                              ---------
12.  Total loans and leases, net of unearned income (sum of items 1 through 10
     minus item 11) (must equal Schedule RC, item 4.a)_____________________________________________     2122  6,058,046    12
                                                                                                              ---------

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#:    21043                  RC-7
Transit #:  06310215                                             ---------
                                                                    15
                                                                 ---------

Schedule RC-C - Continued

Part I. Continued

Memoranda                                                                                   Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------------
1.   Not applicable.
2.   Loans and Leases restructured and in compliance with modified terms (included in
     Schedule RC-C, part I, above, and not reported as past due or nonaccrual in Schedule RC-N.
     Memorandum item 1):
     a.   Loans secured by real estate:                                                                 RCON
                                                                                                        ----  ---------
          (1) To U.S. addressees (domicile)_______________________________________________________      1687          0    M.2.a.1
                                                                                                              ---------
          (2) To non-U.S. addressees (domicile)___________________________________________________      1689          0    M.2.a.2
                                                                                                              ---------
     b.   All other loans and lease financing receivables (exclude loans to individuals for                   ---------
          household, family, and other personal expenditures)_____________________________________      8691          0    M.2.b
                                                                                                              ---------
     c.   Commercial and industrial loans to and lease financing receivables of                               ---------
          non-U.S. addressees (domicile) included in Memorandum item 2.b above____________________      8892          0    M.2.c
                                                                                                              ---------
3.   Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
     a.   Closed-end loans secured by first liens on 1-4 family residential properties
          (reported in Schedule RC-C, part I, item 1.c.(2).(a)) with a remaining maturity or repricing frequency of: (1, 2)
                                                                                                              ---------
          (1) Three months or less________________________________________________________________      A564     11,043    M.3.a1
                                                                                                              ---------
          (2) Over three months through 12 months_________________________________________________      A565    353,723    M.3.a2
                                                                                                              ---------
          (3) Over one year through three years___________________________________________________      A566    124,647    M.3.a3
                                                                                                              ---------
          (4) Over three years through five years_________________________________________________      A567    404,586    M.3.a4
                                                                                                              ---------
          (5) Over five years through 15 years____________________________________________________      A568    155,402    M.3.a5
                                                                                                              ---------
          (6) Over 15 years_______________________________________________________________________      A569     55,886    M.3.a6
                                                                                                              ---------
     b.   All loans and leases (reported in Schedule RC-C, Part I, items 1 through 10) excluding closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2).(a)) with a remaining maturity or repricing frequency of: (1, 3)
                                                                                                              ---------
          (1) Three months or less________________________________________________________________      A570  2,857,166    M.3.b1
                                                                                                              ---------
          (2) Over three months through 12 months_________________________________________________      A571    329,074    M.3.b2
                                                                                                              ---------
          (3) Over one year through three years___________________________________________________      A572    454,912    M.3.b3
                                                                                                              ---------
          (4) Over three years through five years_________________________________________________      A573    777,883    M.3.b4
                                                                                                              ---------
          (5) Over five years through 15 years____________________________________________________      A574    472,847    M.3.b5
                                                                                                              ---------
          (6) Over 15 years_______________________________________________________________________      A575     49,386    M.3.b6
                                                                                                              ---------
     c.   Fixed rate AND floating rate loans and leases (reported in Schedule RC-C, part I,                   ---------
          items 1 through 10) with a REMAINING MATURITY of one year or less ______________________      A247  1,325,544    M.3.c
                                                                                                              ---------
     d.   Fixed rate AND floating rate loans secured by nonfarm nonresidential properties
          (reported in Schedule RC-C, part I, item 1.a) with a REMAINING MATURITY of over                     ---------
          five years (included in Memorandum item 3.b above)______________________________________      A577    142,830    M.3.d
                                                                                                              ---------
     e.   Fixed rate AND floating rate commercial and industrial loans (reported in Schedule                  ---------
          RC-C, part I, item 4) with a REMAINING MATURITY of over three years_____________________      A578  1,376,632    M.3.e
                                                                                                              ---------

---------
     (1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.
     (2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a).
      (3) Sum of Memorandum items 3.b.(1) through 3.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part I, sum of items 1 through 10, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule
          RC-C, part I, item 1.c.(2)(a).

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                       Cert#:  21043                  RC-8
Transit #:  06310215                                             ---------
                                                                    16
                                                                 ---------

Schedule RC-C - Continued

Part I. Continued

Memoranda                                                                                   Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
                                                                                                         RCON
4. Loans to finance commercial  real estate, construction, and land development activities
   (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9.b,                           ---------
   page RC-6(1)___________________________________________________________________________________       2746    66,181    M.4
                                                                                                              ---------
5. Loans and leases held for sale (included in Schedule RC-C, part 1, page RC-C)__________________       5369    23,900    M.5
                                                                                                              ---------
6. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties
   (included in Schedule RC-C, part I, item 1.c.(2)(a), page RC-6)_________________________________      5370   908,813    M.6
                                                                                                              ---------

-----------
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.

Schedule RC-D Trading Assets and Liabilities

Schedule RC-D is to be completed by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e. columns A through D).

                                                                                                                        C320 <-
                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                                   RCON
                                                                                                         ---- ---------
1.   U.S. Treasury securities______________________________________________________________________      3531         0    1
                                                                                                              ---------
2.   U.S. Government agency obligations (exclude mortgage-backed securities)_______________________      3532         0    2
                                                                                                              ---------
3.   Securities issued by states and political subdivisions in the U.S.____________________________      3533         0    3
                                                                                                              ---------
4.   Mortgage-backed securities (MBS):
     a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA_______________________      3534         0    4.a
                                                                                                              ---------
     b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
         (include CMOs, REMICs, and stripped MBS)__________________________________________________      3535         0    4.b
                                                                                                              ---------
     c. All other mortgage-backed securities________________________________________________________     3536         0    4.c
                                                                                                              ---------
5.   Other debt securities_________________________________________________________________________      3537         0    5
                                                                                                              ---------
6. - 8. Not applicble
                                                                                                              ---------
9.   Other trading assets__________________________________________________________________________      3541         0    9
                                                                                                              ---------
10.  Not applicable

11.  Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity                ---------
     contracts_____________________________________________________________________________________      3543         0    11
                                                                                                              ---------
12.  Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)_____________      3545         0    12
                                                                                                              ---------

LIABILITIES
                                                                                                              ---------
13.  Liability for short positions_________________________________________________________________      3546         0    13
                                                                                                              ---------
14.  Revaluation losses on interest rate, foreign exchange rate, and other commodity and equity
     contracts_____________________________________________________________________________________      3547         0    14
                                                                                                              ---------
15.  Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b)________      3548         0    15
                                                                                                              ---------

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-9
Transit #:  06310215                                             ---------
                                                                    17
                                                                 ---------

Schedule RC-E - Deposit Liabilities
                                                                          C325<-

                                                                          ----Transaction Accounts----       -Nontransaction-
                                                                                                                 Accounts
                                                                            (Column A)        (Column B)        (Column C)
                                                                               Total          Memo:Total           Total
                                                                            Transaction         Demand         nontransaction
                                        Dollar Amounts in Thousands          accounts          Deposits           Accounts
--------------------------------------------------------------------      (including total    (included in        (including
                                                                         demand deposits)      column A)            MMDAs)
Deposits Of:                                                         RCON               CON                CON
                                                                     ----  -----------  ----  -----------  ----  -----------
1. Individuals, partnerships and corporations______________________  2201    1,064,892  2240      892,164  2346    2,789,783  1
                                                                           -----------        -----------        -----------
2. U.S. Government_________________________________________________  2202          829  2280          829  2520            0  2
                                                                           -----------        -----------        -----------
3. States and political subdivisions in the U.S.___________________  2203       32,313  2290       28,551  2530       86,949  3
                                                                           -----------        -----------        -----------
4. Commercial banks in the U.S.____________________________________  2206      197,510  2310      197,510  2550            0  4
                                                                           -----------        -----------        -----------
5. Other depository institutions in the U.S._______________________  2207        6,992  2312        6,992  2349            0  5
                                                                           -----------        -----------        -----------
6. Banks in foreign countries______________________________________  2213          421  2320          421  2236            0  6
                                                                           -----------        -----------        -----------
7. Foreign governments, and official institutions                          -----------        -----------        -----------
   (including foreign central banks)_______________________________  2216            0  2300            0  2377            0  7
                                                                           -----------        -----------        -----------
8. Certified and official checks___________________________________  2330        4,905  2330        4,905                     8
                                                                           -----------        -----------
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC.                                 -----------        -----------        -----------
   item 13.a)______________________________________________________  2215    1,307,862  2210    1,131,372  2385    2,876,732  9
                                                                           -----------        -----------        -----------


Memoranda                                                                                        Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                           RCON
                                                                                                           ----  -----------
   a. Total individual Retirement Accounts (IRAs) and Keogh Plan accounts_____________________________     6835      141,869  M.1.a
                                                                                                                 -----------
   b. Total brokered deposits_________________________________________________________________________     2365        4,000  M.1.b
                                                                                                                 -----------
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
                                                                                                                 -----------
      (1) Issued in denominations of less than $100,000______________________________________________      2343            0  M.1.c1
                                                                                                                 -----------
      (2) Issued either in denominations of $100,000 or in denominations greater than                            -----------
          $100,000 and participated out by the broker in shares of $100,000 or less___________________     2344            0  M.1.c2
                                                                                                                 -----------
   d. Maturity date for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining                       -----------
          maturity of one year or less (included in Memorandum item 1.c.(1) above)____________________     A243            0  M.1.d1
                                                                                                                 -----------
      (2) Brokered deposits Issued in denominations of $100,000 or more with a remaining                         -----------
          maturity of one year or less (included in Memorandum item 1.b above)________________________     A244        4,000  M.1.d2
                                                                                                                 -----------
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)                  -----------
      (to be completed for the December report only)__________________________________________________     5590          N/A  M.1.e
                                                                                                                 -----------
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C, above);
   a. Savings deposits:                                                                                          -----------
      (1) Money market deposit accounts (MMDAs)_______________________________________________________     6810      871,820  M.2.a1
                                                                                                                 -----------
      (2) Other savings deposits (excludes MMDAs)_____________________________________________________     0352      995,983  M.2.a2
                                                                                                                 -----------
   b. Total time deposits of less than $100,000_______________________________________________________     6648      691,673  M.2.b
                                                                                                                 -----------
   c. Total time deposits of $100,000 or more_________________________________________________________     2604      317,256  M.2.c
                                                                                                                 -----------
3. All NOW accounts (included in column A above)______________________________________________________     2398      176,490  M.3
                                                                                                                 -----------
4. Not applicable

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-10
Transit #:  06310215                                             ---------
                                                                    18
                                                                 ---------

Schedule RC-E - Continued

Memoranda (continued)                                                                       Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------
5.   Maturity and repricing data for time deposits of less than $100,000:
     a. Time deposits of less than $100,000 with a remaining maturity or repricing
        frequency of: (1, 2)                                                                            RCON
                                                                                                        ----   --------
        (1) Three months or less___________________________________________________________________     A579    200,559    M.5.a1
                                                                                                               --------
        (2) Over three months through 12 months____________________________________________________     A580    295,403    M.5.a2
                                                                                                               --------
        (3) Over one year through three years______________________________________________________     A581    171,895    M.5.a3
                                                                                                               --------
        (4) Over three years_______________________________________________________________________     A582     23,816    M.5.a4
                                                                                                               --------
     b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING
        MATURITY of one year or less (included in Memorandum items 5.a.(1)                                     --------
        through 5.a.(4) above)_____________________________________________________________________     A241    483,160    M.5.b
                                                                                                               --------
6.   Maturity and repricing data for time deposits of $100,000 or more:
     a. Time deposits of $100,000 or more with a remaining maturity or repricing
        frequency of: (1, 3)                                                                                   --------
        (1) Three months or less___________________________________________________________________     A584     94,581    M.6.a1
                                                                                                               --------
        (2) Over three months through 12 months____________________________________________________     A585    119,942    M.6.a2
                                                                                                               --------
        (3) Over one year through three years______________________________________________________     A586     93,803    M.6.a3
                                                                                                               --------
        (4) Over three years_______________________________________________________________________     A587      8,930    M.6.a4
                                                                                                               --------
     b. Fixed rate AND floating rate time deposits of less than $100,000 with a REMAINING
        MATURITY of one year or less (included in Memorandum items 6.a.(1)                                     --------
        through 6.a.(4) above)_____________________________________________________________________     A242    211,876    M.6.b
                                                                                                               --------

--------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E Memorandum item 2.c above.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-11
Transit #:  06310215                                             ---------
                                                                    19
                                                                 ---------

Schedule RC-F - Other Assets
                                                                          C330<-

                                                                                              Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ------------------
1. Income earned, not collected on loans______________________________________________________________  2164        36,167     1.
                                                                                                              ------------
2. Net deferred tax assets (1)________________________________________________________________________  2148        25,477     2.
                                                                                                              ------------
3. Interest-only strips receivable (not in the form of a security)(2) on:                                     ------------
   a. Mortgage loans__________________________________________________________________________________  A519             0     3.a
                                                                                                              ------------
   b. Other financial assets__________________________________________________________________________  A520             0     3.b
                                                                                                              ------------
4. Other (itemize and describe amounts that exceed 25% of this item)__________________________________  2168        20,928     4.
                                                                                                              ------------
                   TEXT                                                            RCON
            -----------------------------------------------------------------------------------------
   a.  3549 SECURITIES-ACCRD INC.                                                  3549         7,422                          4.a
            ----------------------------------------------------------------------        -----------
   b.  3550                                                                        3550             0                          4.b
                                                                                          -----------
   c.  3551                                                                        3551             0   CON                    4.c
                                                                                          -----------   ------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, Item 11)_________________________________  2160        82,572     5.
                                                                                                              ------------

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
MEMORANDUM                                                                                              RCON
                                                                                                        ------------------
1. Deferred tax assets disallowed for regulatory capital purposes______________________________________ 5610             0     M.1
                                                                                                              ------------

Schedule RC-G -- Other Liabilities
                                                                         C335 <-

                                                                                              Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                                                        RCON
                                                                                                        ------------------
1. a. Interest accrued and unpaid on deposits (3)______________________________________________________ 3645        11,414     1.a
                                                                                                              ------------
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)________________________ 3646        32,581     1.b
                                                                                                              ------------
2. Net deferred tax liabilities (1)____________________________________________________________________ 3049             0     2.
                                                                                                              ------------
3. Minority interest in consolidated subsidiaries______________________________________________________ 3000             0     3.
                                                                                                              ------------
4. Other (itemize and describe amounts that exceed 25% of this item)___________________________________ 2938         6,189     4.
                                                                                                              ------------
                   TEXT                                                            RCON
            -----------------------------------------------------------------------------------------
   a.  3552 ACCOUNTS PAYABLE                                                       3552         1,955                          4.a
            ----------------------------------------------------------------------        -----------
   b.  3553                                                                        3553             0                          4.b
                                                                                          -----------
   c.  3554                                                                        3554             0   CON                    4.c
                                                                                          -----------   ------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)__________________________________ 2930        50,184     5.
                                                                                                              ------------

----------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3)   For savings banks, includes "dividends" accrued and unpaid on deposits.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-12
Transit #:  06310215                                             ---------
                                                                     20
                                                                 ---------

Schedule RC-K - Quarterly Averages(1)

                                                                         C355 <-

                                                                                              Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                             RCON
                                                                                                   --------------------
1.  Interest-bearing balances due from depository institutions___________________________________  3381           4,166      1.
                                                                                                            -----------
2.  U.S. Treasury securities,  U.S. Government agency obligations (2)____________________________  3382         737,291      2.
                                                                                                            -----------
3.  Securities issued by states and political subdivisions in the U.S. (2)_______________________  3383          34,750      3.
                                                                                                            -----------
4.  a. Other debt securities (2)_________________________________________________________________  3647             250      4.a
                                                                                                            -----------
    b. Equity securities (3) (includes investments in mutual funds and Federal Reserve stock)____  3648          26,341      4.b
                                                                                                            -----------
5.  Federal funds sold and securities purchased under agreements to resell_______________________  3365         612,819      5
                                                                                                            -----------
6.  Loans:                                                                                                  -----------
    a.  Total loans______________________________________________________________________________  3360       5,790,884      6.a
                                                                                                            -----------
    b.  Loans secured by real estate_____________________________________________________________  3385       1,937,514      6.b
                                                                                                            -----------
    c.  Loans to finance agricultural production and other loans to farmers______________________  3386          69,766      6.c
                                                                                                            -----------
    d.  Commercial and industrial loans__________________________________________________________  3387       2,817,159      6.d
                                                                                                            -----------
    e.  Loans to individuals for household, family, and other personal expenditures______________  3388         542,685      6.e
                                                                                                            -----------
7.  Trading assets_______________________________________________________________________________  3401               0      7.
                                                                                                            -----------
8.  Lease financing receivables (net of unearned income)_________________________________________  3484         151,954      8.
                                                                                                            -----------
9.  Total assets (4)_____________________________________________________________________________  3368       7,881,082      9
                                                                                                            -----------
LIABILITIES
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and                    -----------
    preauthorized transfer accounts) (exclude demand deposits)___________________________________  3485         164,922     10
                                                                                                            -----------
11. Nontransaction accounts:
    a.  Money market deposit accounts (MMDAs)____________________________________________________  3486         850,523     11.a
                                                                                                            -----------
    b.  Other savings deposits___________________________________________________________________  3487         985,337     11.b
                                                                                                            -----------
    c.  Time deposits of $100,000 or more________________________________________________________  A514         331,631     11.c
                                                                                                            -----------
    d.  Time deposits of less than $100,000______________________________________________________  A529         682,242     11.d
                                                                                                            -----------
12. Federal funds purchased and securities sold under agreements to repurchase___________________  3353       2,729,264     12
                                                                                                            -----------
13. Other borrowed money (includes mortgage indebtedness and obligations under capitalized                  -----------
    leases)______________________________________________________________________________________  3355         307,044     13
                                                                                                            -----------

----------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly averages for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-13
Transit #:  06310215                                             ---------
                                                                     21
                                                                 ---------

Schedule RC-L - Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.
                                                                         C360 <-

                                                                                 Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------
 1. Unused commitments:                                                                    RCON
    a. Revolving, open-end lines secured by 1-4 family residential properties,             -----------------
       e.g., home equity lines__________________________________________________________   3814      158,679    1.a
                                                                                                 -----------
    b. Credit card lines________________________________________________________________   3815            0    1.b
                                                                                                 -----------
    c. Commercial real estate, construction, and land development:                               -----------
       (1) Commitments to fund loans secured by real estate_____________________________   3816      230,524    1.c.1
                                                                                                 -----------
       (2) Commitments to fund loans not secured by real estate_________________________   6550       81,347    1.c.2
                                                                                                 -----------
    d. Securities underwriting__________________________________________________________   3817            0    1.d
                                                                                                 -----------
    e. Other unused commitments_________________________________________________________   3818    4,976,171    1.e
                                                                                                 -----------
 2. Financial standby letters of credit__________________________________  CON             3819      837,363    2.
                                                                           -------------         -----------
    a. Amount of financial standby letters of credit conveyed to others__  3820  293,348                        2.a
                                                                                 -------         -----------
 3. Performance standby letters of credit_______________________________________________   3821       33,291    3.
                                                                                                 -----------
                                                                                 -------
    a. Amount of performance standby letters of credit conveyed to others  3822    7,104                        3.a
                                                                                 -------         -----------
 4. Commercial and similar letters of credit____________________________________________   3411       10,563    4.
                                                                                                 -----------
 5. Participations in acceptances (as described in the instructions) conveyed to others          -----------
    by the reporting bank_______________________________________________________________   3428           21    5
                                                                                                 -----------
 6. Participations in acceptances (as described in the instructions) acquired by the             -----------
    reporting (nonaccepting) bank_______________________________________________________   3429            0    6.
                                                                                                 -----------
 7. Securities borrowed_________________________________________________________________   3432            0    7.
                                                                                                 -----------
 8. Securities lent (including customers' securities lent where the customer is                  -----------
    indemnified against loss by the reporting bank)_____________________________________   3433            0    8.
                                                                                                 -----------
 9. Financial assets transferred with recourse that have been treated as sold for Call Report purposes:
    a. First lien 1-to-4 family residential mortgage loans:                                RCON
       (1) Outstanding principal balance of mortgages transferred                          -----------------
           as of the report date________________________________________________________   A521            0    9.a.1
                                                                                                 -----------
       (2) Amount of recourse exposure on these mortgages                                        -----------
           as of the report date________________________________________________________   A522            0    9.a.2
                                                                                                 -----------
    b. Other financial assets (excluding small business obligations reported in item 9.a):
       (1) Outstanding principal balance of assets transferred                                   -----------
           as of the report date________________________________________________________   A523            0    9.b.1
                                                                                                 -----------
       (2) Amount of recourse exposure on these assets                                           -----------
           as of the report date________________________________________________________   A524            0    9.b.2
                                                                                                 -----------
    c. Small business obligations transferred with recourse under Section 208 of the
       Riegle Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred as            -----------
           of the report date___________________________________________________________   A249            0    9.c.1
                                                                                                 -----------
       (2) Amount of retained recourse on these obligations as of the report date_______   A250            0    9.c.2
                                                                                                 -----------
10. Notional amount of credit derivatives:                                                       -----------
    a. Credit derivatives on which the reporting bank is the guarantor__________________   A534            0    10.a
                                                                                                 -----------
    b. Credit derivatives on which the reporting bank is the beneficiary________________   A535            0    10.b
                                                                                                 -----------
11. Spot foreign exchange contracts_____________________________________________________   8765            0    11
                                                                                                 -----------
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC, item 28,          -----------
    "Total equity capital")_____________________________________________________________   3430            0    12
                                                                                                 -----------
             TEXT                                                          RCON
                                                                           -------------
    a. 3555                                                                3555        0                        12.a
                                                                                 -------
    b. 3556                                                                3556        0                        12.b
                                                                                 -------
    c. 3557                                                                3557        0                        12.c
                                                                                 -------
    d. 3558                                                                3558        0                        12.d
                                                                                 -------

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-14
Transit #:  06310215                                             ---------
                                                                     22
                                                                 ---------

Schedule RC-l - Continued

                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
13.  All other off-balance sheet assets (exclude off-balance sheet derivatives)                       CON
     (itemize and describe each component of this item over 25% Schedule RC,                          --------------
     item 28, "Total equity capital")______________________________________________________________   5591         0        13
             TEXT                                                                RCON                       --------
                                                                                 ------------------
     a.  5592                                                                    5592             0                         13.a
                                                                                           --------
     b.  5593                                                                    5593             0                         13.b
                                                                                           --------
     c.  5594                                                                    5594             0                         13.c
                                                                                           --------
     d.  5595                                                                    5595             0                         13.d
                                                                                           --------

                                                                                                                            C361 <-

Off-Balance Sheet Derivatives                      (Column A)              (Column B)             (Column C)             (Column D)
Position Indicators                                 Interest                Foreign                 Equity               Commodity
                                                      Rate                  Exchange              Derivative             and other
                                                    Contracts               Contracts              Contracts             Contracts
14. Gross amounts (e.g., notional
     amounts) (for each column, sum of
     items 14.a through 14.e must equal
     sum of items 15, 16.a and 16.b):       CON                   CON                CON                 CON
                                            ---------------       --------------     --------------      -------------
    a.  Futures contracts_____________      8693          0       8694         0     8695         0      8696        0   14.a
                                                 ----------            ---------          ---------           --------
    b.  Forward contracts_____________      8697          0       8698         0     8699         0      8700        0   14.b
                                                 ----------            ---------          ---------           --------
    c.  Exchange-traded option contracts:        ----------            ---------          ---------           --------
        (1) Written options___________      8701          0       8702         0     8703         0      8704        0   14.c1
                                                 ----------            ---------          ---------           --------
        (2) Purchased Options_________      8705          0       8706         0     8707         0      8708        0   14.c2
                                                 ----------            ---------          ---------           --------
    d.  Over-the-counter options contracts:      ----------            ---------          ---------           --------
        (1) Written options___________      8709          0       8710         0     8711         0      8712        0   14.d1
                                                 ----------            ---------          ---------           --------
        (2) Purchased options_________      8713          0       8714         0     8715         0      8716        0   14.d2
                                                 ----------            ---------          ---------           --------
    e.  Swaps_________________________      3450    155,328       3826         0     8719         0      8720        0   14.e
                                                 ----------            ---------          ---------           --------
15. Total gross notional amount of               ----------            ---------          ---------           --------
     derivative contracts held for trading  A126          0       A127         0     8723         0      8724        0   15
                                                 ----------            ---------          ---------           --------
16. Total gross notional amount of
     derivative contracts held for
     purposes other than trading:                ----------            ---------          ---------           --------
    a.  Contracts marked to market____      8725          0       8726         0     8727         0      8728        0   16.a
                                                 ----------            ---------          ---------           --------
    b.  Contracts not marked to market      8729    155,328       8730         0     8731         0      8732        0   16.b
                                                 ----------            ---------          ---------           --------
    c.  Interest rate swaps where the
         bank has agreed to pay a fixed          ----------
         rate__________________________     A589     55,328                                                              16.c
                                                 ----------

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-15
Transit #:  06310215                                             ---------
                                                                     23
                                                                 ---------

Schedule RC-l Continued

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
Off-Balance Sheet Derivatives                       (Column A)           (Column B)           (Column C)         (Column D)
Position Indicators                                  Interest             Foreign               Equity           Commodity
                                                       Rate               Exchange            Derivative         and other
                                                    Contracts            Contracts            Contracts          Contracts
17. Total gross fair value of derivative
     contracts:                           CON                    CON                  CON                 CON
    a. Contracts held for trading:        --------------------   ------------------   -----------------   ----------------
       (1) Gross positive fair value___   8733               0   8734             0   8735            0   8736           0  17.a1
                                                     ---------            ---------           ---------          ---------
       (2) Gross negative fair value___   8737               0   8738             0   8739            0   8740           0  17.a2
                                                     ---------            ---------           ---------          ---------
    b. Contracts held for purposes
        other than trading that are
        marked to market:
                                          CON                    CON                  CON                 CON
                                          --------------------   ------------------   -----------------   ----------------
       (1) Gross positive fair value___   8741               0   8742             0   8743            0   8744           0  17.b1
                                                     ---------            ---------           ---------          ---------
       (2) Gross negative fair value___   8745               0   8746             0   8747            0   8748           0  17.b2
                                                     ---------            ---------           ---------          ---------
    c. Contracts held for purposes
        other than trading that are not
        marked to market:
                                          CON                    CON                  CON                 CON
                                          --------------------   ------------------   -----------------   ----------------
       (1) Gross positive fair value___   8749           4,575   8750             0   8751            0   8752           0  17.c1
                                                     ---------            ---------           ---------          ---------
       (2) Gross negative fair value___   8753           1,592   8754             0   8755            0   8756           0  17.c2
                                                     ---------            ---------           ---------          ---------


Memoranda                                                                                         Dollar Amounts in Thousands
-----------------------------------------------------------------------------------------------------------------------------
1.-2. Not applicable
3. Unused commitments with an original maturity exceeding one year that are reported in                     RCON
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of                         -----------------
    commitments that are fee paid or otherwise legally binding)__________________________                   3833    3,677,860  M.3
                                                                                              RCON                 ----------
   a. Participations in commitments with an original maturity exceeding one year conveyed     -------------
       to others_________________________________________________________________________     3834  397,744                    M.3.a
                                                                                                   --------
4. To be completed only by banks with $1 billion or more in total assets:                                   RCON
    Standby letters of credit (both financial and performance) issued to non-U.S.                           -----------------
    addresses (domicile) included in Schedule RC-L, items 2 and 3, above_________________                   3377        1,614  M.4
5. Loans to individuals for household, family, and other personal                                                  ----------
    expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:

                                                                                                            RCON
   a. Loans to purchase private passenger automobiles                                                       -----------------
      (to be completed for the September report only)____________________________________                   2741          N/A  M.5.a
                                                                                                                   ----------
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY)_________________________                   2742            0  M.5.b
                                                                                                                   ----------
   c. All other consumer credit (including mobile home loans)                                                      ----------
      (to be completed for the September report only)____________________________________                   2743          N/A  M.5.c
                                                                                                                   ----------

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-16
Transit #:  06310215                                             ---------
                                                                     24
                                                                 ---------

Schedule Rc-M - Memoranda

                                                                         C365 <-

                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
1.  Extension of credit by the reporting bank to its executive officers, directors, principal
     shareholders, and their related interests as of the report date:                               CON
    a.  Aggregate amount of all extensions of credit to all executive officers, directors,          -----------------
         principal shareholders, and their related interests_____________________________________   6164      111,308      1.a
                                                                                                           ----------
    b.  Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as
         defined for this purpose in agency regulations_________________   CO      NUMBER
                                                                          ----   -----------
                                                                          6165             9                               1.b
                                                                                 ------------       CON
2.  Federal funds sold and securities purchased under agreements to resell with U.S. branches       -----------------
     and agencies of foreign banks (1) (included in Schedule RC, item 3)_________________________   3405            0      2
                                                                                                           ----------
3.  Not applicable.
4.  Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
     (include both retained servicing and purchased servicing):                                            ----------
    a.  Mortgages serviced under a GNMA contract_________________________________________________   5500            0      4.a
                                                                                                           ----------
    b.  Mortgages serviced under a FHLMC contract:                                                         ----------
        (1) Serviced with recourse to servicer___________________________________________________   5501            0      4.b.1
                                                                                                           ----------
        (2) Serviced without recourse to servicer________________________________________________   5502            0      4.b.2
                                                                                                           ----------
    c.  Mortgages serviced under a FNMA contract:                                                          ----------
        (1) Serviced under a regular option contract_____________________________________________   5503            0      4.c.1
                                                                                                           ----------
        (2) Serviced under a special option contract_____________________________________________   5504            0      4.c.2
                                                                                                           ----------
    d.  Mortgages serviced under other servicing contracts_______________________________________   5505            0      4.d
                                                                                                           ----------
5.  To be completed only by banks with $1 billion or more in total assets:
    Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must
    equal Schedule RC item 9):                                                                             ----------
    a.  U. S. addressees (domicile)______________________________________________________________   2103        1,847      5.a
                                                                                                           ----------
    b.  Non-U.S. addressees (domicile)___________________________________________________________   2104            0      5.b
                                                                                                           ----------
6.  Intangible assets:                                                                                     ----------
    a.  Mortgage servicing rights_________________________________________________________________  3164            0      6.a
                                                                                                           ----------
        (1) Estimated fair value of mortgage servicing assets____________________________________   A590            0      6.a.1
                                                                                                           ----------
    b.  Other identifiable intangible assets:                                                              ----------
        (1) Purchased credit card relationships__________________________________________________   5506            0      6.b.1
                                                                                                           ----------
        (2) All other identifiable intangible assets_____________________________________________   5507            0      6.b.2
                                                                                                           ----------
    c.  Goodwill_________________________________________________________________________________   3163            0      6.c
                                                                                                           ----------
    d.  Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10)____   2143            0      6.d
                                                                                                           ----------
    e.  Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered          ----------
        or are otherwise qualifying for regulatory capital purposes______________________________   6442            0      6.e
                                                                                                           ----------
7.  Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem             ----------
    the debt_____________________________________________________________________________________   3295            0      7
                                                                                                           ----------

----------
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-17
Transit #:  06310215                                             ---------
                                                                     25
                                                                 ---------

Schedule RC-M - Continued

                                                                                          Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
8. a.  Other real estate owned:                                                                     RCON
                                                                                                    -----------------
       (1) Direct and indirect investments in real estate ventures_______________________________   5372            0        8.a.1
                                                                                                            ---------
       (2) All other real estate owned:                                                                     ---------
           (a) Construction and land development_________________________________________________   5508            0        8.a.2a
                                                                                                            ---------
           (b) Farmland__________________________________________________________________________   5509            0        8.a.2b
                                                                                                            ---------
           (c) 1-4 family residential properties_________________________________________________   5510        2,050        8.a.2c
                                                                                                            ---------
           (d) Multifamily (5 or more) residential properties____________________________________   5511            0        8.a.2d
                                                                                                            ---------
           (e) Nonfarm nonresidential properties_________________________________________________   5512           21        8.a.2e
                                                                                                            ---------
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7)_____________   2150        2,071        8.a.3
                                                                                                            ---------
    b. Investments in unconsolidated subsidiaries and associated companies:                                 ---------
       (1) Direct and indirect investments in real estate ventures_______________________________   5374            0        8.b.1
                                                                                                            ---------
       (2) All other investments in unconsolidated subsidiaries and associated companies_________   5375        7,804        8.b.2
                                                                                                            ---------
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8)_____________   2130        7,804        8.b.3
                                                                                                            ---------
9.  Noncumulative perpetual preferred stock and related surplus included in Schedule RC, item 23,           ---------
    "Perpetual preferred stock and related surplus"______________________________________________   3778            0        9
                                                                                                            ---------
10. Mutual fund and annuity sales during the quarter (including proprietary, private label, and
    third party products):                                                                                  ---------
    a.  Money market funds_______________________________________________________________________   6441      175,469        10.a
                                                                                                            ---------
    b.  Equity securities funds__________________________________________________________________   8427       10,748        10.b
                                                                                                            ---------
    c.  Debt securities funds____________________________________________________________________   8428        7,601        10.c
                                                                                                            ---------
    d.  Other mutual funds_______________________________________________________________________   8429       10,591        10.d
                                                                                                            ---------
    e.  Annuities________________________________________________________________________________   8430        3,523        10.c
                                                                                                            ---------
    f.  Sales of proprietary mutual funds and annuities (included in items 10.a. through 10.e               ---------
        above)___________________________________________________________________________________   8784      189,641        10.f
                                                                                                            ---------
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative contracts
    included in assets and liabilities reported in Schedule RC___________________________________   A525            0        11
                                                                                                            ---------
12. Amount of assets netted against nondeposit liabilities on the balance sheet (Schedule RC)               ---------
    in accordance with generally accepted accounting principles (1)______________________________   A526            0        12
                                                                                                            ---------
13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that
    are serviced for others (to be completed if this balance is more than $10 million and exceeds           ---------
    ten percent of total assets)_________________________________________________________________   A591            0        13
                                                                                                            ---------
------------------------------------------------------------------------------------------------------------------------------------
Memorandum                                                                                Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------
1.  Reciprocal holdings of banking organizations' capital instruments                                       ---------
    (to be completed for the December report only)_______________________________________________   3836          N/A        M.1
                                                                                                            ---------

------------------------------------------------------------------------------------------------------------------------------------

----------
(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-18
Transit #:  06310215                                             ---------
                                                                     26
                                                                 ---------

Schedule RC-N -- Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.
                                                                         C370 <-

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                         -(Column A)-        -(Column B)-        -(Column C)-
                                                                           Past due          Past due 90          Nonaccrual
                                                                        30 through 89        days or more
                                                                        days and still        and still
                                                                           accruing            accruing
                                                                  RCON                  CON                CON
1. Loans secured by real estate:                                  ----------------      --------------     ---------------
   a. To U.S. addressees (domicile)_____________________________  1245      23,781      1246       408     1247      7,699     1.a
                                                                         ---------            --------            --------
   b. To non-U.S. addresses (domicile)__________________________  1248           0      1249         0     1250          0     1.b
                                                                         ---------            --------            --------
2. Loans to depository institutions and acceptances of
    other banks:                                                         ---------            --------            --------
   a. To U.S. banks and other U.S. depository institutions______  5377           0      5378         0     5379          0     2.a
                                                                         ---------            --------            --------
   b. To foreign banks__________________________________________  5380           0      5381         0     5382          0     2.b
                                                                         ---------            --------            --------
3. Loans to finance agricultural production and other loans to           ---------            --------            --------
    farmers_____________________________________________________  1594           0      1597         0     1583         20     3.
                                                                         ---------            --------            --------
4. Commercial and industrial loans:                                      ---------            --------            --------
   a. To U.S. addresses (domicile)______________________________  1251       2,372      1252        40     1253      1,157     4.a
                                                                         ---------            --------            --------
   b. To non-U.S. addresses (domicile)__________________________  1254           0      1255         0     1256          0     4.b
                                                                         ---------            --------            --------
5. Loans to individuals for household, family, and other
    personal expenditures:                                               ---------            --------            --------
   a. Credit cards and related plans____________________________  5383          28      5384        32     5385          7     5.a
                                                                         ---------            --------            --------
   b. Other (includes single payment, installment, and all               ---------            --------            --------
       student loans)___________________________________________  5386       3,504      5387       414     5388        817     5.b
                                                                         ---------            --------            --------
6. Loans to foreign governments and official institutions_______  5389           0      5390         0     5391          0     6
                                                                         ---------            --------            --------
7. All other loans______________________________________________  5459       4,228      5460         0     5461          0     7
                                                                         ---------            --------            --------
8. Lease financing receivables:                                          ---------            --------            --------
   a. Of U.S. addresses (domicile)______________________________  1257         204      1258         0     1259      1,791     8.a
                                                                         ---------            --------            --------
   b. Of non-U.S. addresses (domicile)__________________________  1271           0      1272         0     1791          0     8.b
                                                                         ---------            --------            --------
9. Debt securities and other assets (exclude other real estate           ---------            --------            --------
    owned and other repossessed assets)_________________________  3505           0      3506         0     3507          0     9
                                                                         ---------            --------            --------
===================================================================================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


10. Loans and leases reported in items 1 through 8 above          RCON                  CON                CON
     which are wholly or partially guaranteed by the U.S.         ----------------      --------------     ---------------
     Government_________________________________________________  5612          83      5613         0     5614        122     10
                                                                         ---------            --------            --------
    a. Guaranteed portion of loans and leases included in                ---------            --------            --------
        item 10 above___________________________________________  5615          75      5616         0     5617         91     10.a
                                                                         ---------            --------            --------

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-19
Transit #:  06310215                                             ---------
                                                                     27
                                                                 ---------

Schedule RC-N Continued
                                                                         C373 <-

                                                                                   Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------
Memoranda                                                        -(Column A)-    -(Column B)-    -(Column C)-
                                                                   Past due       Past due 90     Nonaccrual
                                                                 30 through 89   days or more
                                                                 days and still    and still
                                                                   accruing        accruing
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above                      RCON            CON             CON
   (and not reported in Schedule RC-C,                          --------------  -------------   -------------
   Memorandum item 2)___________________________________        1658         0   1659       0    1661       0   M.1
                                                                        ------         ------          ------
2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in                             ------         ------          ------
   Schedule RC-N, items 4 and 7, above__________________        6558     4,210   6559       0    6560       0   M.2
                                                                        ------         ------          ------
3. Loans secured by real estate (sum of
   Memorandum items 3.a through 3.e must
   equal sum of Schedule RC-N items 1.a and
   1.b above):
                                                                        ------         ------          ------
   a. Construction and land development ________________        2759       303  2769        0   3492    1,821   M.3a
                                                                        ------         ------          ------
   b. Secured by farmland ______________________________        3493         0  3494        0   3495    2,057   M.3b
                                                                        ------         ------          ------
   c. Secured by 1-4 family residential properties:

      (1)  Revolving, open-end loans secured by
           1-4 family residential properties and                        ------         ------          ------
           extended under lines of credit ______________        5398        61  5399       80   5400      227   M.3.cl
                                                                        ------         ------          ------
      (2)  All other loans secured by 1-4 family
           residential properties ______________________        5401     4,512  5402       28   5403    2,001   M.3c2
                                                                        ------         ------          ------
   d. Secured by multifamily (5 or more) residential                    ------         ------          ------
      properties _______________________________________        3499         0  3500        0   3501       65   M.3d
                                                                        ------         ------          ------
   e. Secured by nonfarm nonresidential properties _____        3502    18,905  3503      300   3504    1,528   M.3e
                                                                        ------         ------          ------

                                                                    -(Column A)-    -(Column B)-
                                                                     Past due        Past due 90
                                                                   30 through 89     days or more
                                                                   days and still     and still
                                                                      accruing        accruing
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:                              RCON            CON
                                                                --------------  -------------
   a.  Book value of amounts carried as assets _________        3522         0  3528        0                   M.4.a
                                                                        ------         ------
   b.  Replacement cost of contracts with a                             ------         ------
       positive replacement cost _______________________        3529         0  3530        0                   M.4.b
                                                                        ------         ------
--------------------------------------------------------------------------------------------------------------------------

================================================================================
PERSON TO WHOM QUESTIONS ABOUT THE REPORTS OF CONDITION AND INCOME SHOULD BE
DIRECTED:
                                                                         C377 <-

        NAME                    TITLE           AREA CODE/PHONE NUMBER/EXTENSION
        ----------              --------------            ----------------------
8901    KEN MUTELL      8901    VICE PRESIDENT       8902 (404) 724-3833
        ----------              --------------            --------------

Even though Call Reports must be filed
electronically, send my bank a sample    CO  YES/NO  Fax: AREA CODE/PHONE NUMBER
set of paper Call Report for the next    --  ------       ----------------------
quarter:______________________________ 9117   NO     9116
                                             ------       ----------------------
================================================================================

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-20
Transit #:  06310215                                             ---------
                                                                     28
                                                                 ---------

Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments
                                                                         C375 <-

                                                                                               Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------------
                                                                                                            RCON
 1. Unposted debits (see instructions):                                                                     --------------
    a. Actual amount of all unposted debits______________________________________________________________   0030       107  1.a
                                                                                                                    ------
         OR
    b. Separate amount of unposted debits:                                                                          ------
       (1) Actual amount of unposted debits to demand deposits___________________________________________   0031         0  1.b.1
                                                                                                                    ------
       (2) Actual amount of unposted debits to time and savings deposits (1)_____________________________   0032         0  1.b.2
                                                                                                                    ------
 2. Unposted credits (see instructions):                                                                            ------
    a. Actual amount of all unposted credits_____________________________________________________________   3510         0  2.a
                                                                                                                    ------
         OR
    b. Separate amount of unposted credits:                                                                         ------
       (1) Actual amount of unposted credits to demand deposits__________________________________________   3512     5,909  2.b.1
                                                                                                                    ------
       (2) Actual amount of unposted credits to time and savings deposits (1)____________________________   3514         0  2.b.2
                                                                                                                    ------
 3. Uninvested trust funds (cash) held in bank's own trust department (not included                                 ------
    in total deposits)___________________________________________________________________________________   3520         0  3.
                                                                                                                    ------
 4. Deposits of consolidated subsidiaries (not included in total deposits):                                         ------
    a. Demand deposits of consolidated subsidiaries______________________________________________________   2211         0  4.a
                                                                                                                    ------
    b. Time and savings deposits (1) of consolidated subsidiaries________________________________________   2351         0  4.b
                                                                                                                    ------
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries______________________________   5514         0  4.c
                                                                                                                    ------
 5. Not applicable.

 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities
    of the reporting bank:                                                                                  RCON
    a. Amount reflected in demand deposits (included in Schedule RC-E,                                      --------------
       Memorandum item 4.a)______________________________________________________________________________   2314       121  6.a
                                                                                                                    ------
    b. Amount reflected in time and savings deposits (1) (included in Schedule RC-E,                                ------
       Memorandum item 4.b)______________________________________________________________________________   2315         0  6.b
                                                                                                                    ------
7. Unamortized premiums and discounts on time and savings deposits:(1)(2)                                           ------
    a. Unamortized premiums______________________________________________________________________________   5516         0  7.a
                                                                                                                    ------
    b. Unamortized discounts_____________________________________________________________________________   5517         0  7.b
                                                                                                                    ------
8. To be completed by banks with "Oakar deposits".
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter:
      (1) Total deposits purchased or acquired from other FDIC-insured                                              ------
          institutions during the quarter________________________________________________________________   A531         0  8.a.1
                                                                                                                    ------
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a
          secondary fund (i.e. BIF members report deposits attributable to SAIF;                                    ------
          SAIF members report deposits attributable to BIF)______________________________________________   A532         0  8.a.2
                                                                                                                    ------
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter__________   A533         0  8.b
                                                                                                                    ------
 9. Deposits in lifeline accounts________________________________________________________________________   5596    ------  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits)________   8432         0  10.
                                                                                                                    ------

---------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and nontransaction accounts and all transaction accounts other than demand deposits.
(2)   Exclude core deposit intangibles.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-21
Transit #:  06310215                                             ---------
                                                                     29
                                                                 ---------

Schedule RC-O - Continued

                                                                                     Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
11.  Adjustments to demand deposits reported
     in Schedule RC-E for certain reciprocal demand balances:
     a.  Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and
         savings associations and insured branches in Puerto Rico and U.S. territories           RCON
         and possessions that were reported on a gross basis in Schedule RC-E                    ----
         had been reported on a net basis_________________________________________________       8785          0     11.a
                                                                                                       ---------
     b.  Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other
         U.S. banks (other than insured branches in Puerto Rico and U.S.
         territories and possessions) that were reported on a net basis in
         Schedule RC-E had been reported on a gross basis_________________________________       A181          0     11.b
                                                                                                       ---------
     c.  Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S.
         territories and possessions in Schedule RC-E____________________________________        A182          0     11.c
                                                                                                       ---------
12.  Amount of assets netted against deposit liabilities
     on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
     a.  Amount of assets netted against demand deposits__________________________________       A527          0     12.a
                                                                                                       ---------
     b.  Amount of assets netted against time and savings deposits________________________       A528          0     12.b
                                                                                                       ---------

Memoranda (To be completed each quarter except as noted)                             Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------
1.  Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal
    Schedule RC, item 13.a):                                                                     RCON
    a.  Deposit accounts of $100,000 or less:                                                    ---------------
        (1)  Amount of deposit accounts of $100,000 or less_______________________________       2702  2,584,881     M.1.a1
                                                                                                       ---------
                                                                                  RCO   Number
        (2)  Number of deposit accounts of $100,000 or less                             -------
             (to be completed for the June report only)_________________________  3779      N/A                      M.1.a2
                                                                                        -------

                                                                                                 RCON
     b.  Deposit accounts of more than $100,000:                                                 ---------------
         (1)  Amount of deposit accounts of more than $100,000____________________________       2710  1,599,713     M.1.b1
                                                                                         ------        ---------
         (2)  Number of deposit accounts of more than $100,000__________________  2722    4,803                      M.1.b2
                                                                                         ------
2.  Estimated amount of uninsured deposits of the bank:
    a.  An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item
        1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

        Indicate in the appropriate box at right whether your bank has a method or               RCO   YES/NO
        procedure for determining a better estimate of uninsured deposits than the               --------------
        estimate described above__________________________________________________________       6861       NO       M.2.a
                                                                                                      ---------
    b.  If the box marked YES has been checked, report the estimate of uninsured                      ---------
        deposits determined by using your bank's method or procedure______________________       5597      N/A       M.2.b
                                                                                                      ---------
3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
    Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the                             RCO  FDIC Cert No.
    parent bank or parent savings association:                                                   ---------------
             Text                                                                                A545      N/A       M.3
                                                                                                       ---------

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-22
Transit #:  06310215                                             ---------
                                                                     30
                                                                 ---------

Schedule RC-R - Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC item 12, for June 30, 1997, must complete items 2 through 9 and Memoranda items 1 and 2.
BANKS WITH ASSETS OF LESS THAN $1 BILLION MUST COMPLETE ITEMS 1 THROUGH 3 BELOW OR SCHEDULE RCR IN ITS ENTIRETY, DEPENDING ON THEIR RESPONSE TO ITEM 1 BELOW.

                                                                         C380 <-

 1. Test for determining the extent to which Schedule RC-R must be completed.
    To be completed only by banks with total assets of less than $1 billion.                                CO      YES/NO
    Indicate in the appropriate box at the right whether the bank has total                                 --------------
    capital greater than or equal to eight percent of adjusted total assets______________________________   6056      NO    1.
                                                                                                                    ------

      For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

      If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

      A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

Note: all banks are required to complete items 2 and 3 below.

                                                                                                 Dollar Amounts in Thousands
----------------------------------------------------------------------------------------------------------------------------
 2. Portion of qualifying limited-life capital instruments (original weighted                             RCON
    average maturity of at least five years) that is includible in Tier 2 capital:                        -----------------
    a. Subordinated debt (1) and intermediate term preferred stock______________________________________  A515      160,000  2.a
                                                                                                                  ---------
    b. Other limited-life capital instruments___________________________________________________________  A516            0  2.b
                                                                                                                  ---------
 3. Amounts used in calculating regulatory capital ratios (report amounts determined by the bank
    for its own internal regulatory capital analyses consistent with applicable capital standards):               ---------
    a. (1) Tier 1 capital_______________________________________________________________________________  8274      540,596  3.a.(1)
                                                                                                                  ---------
       (2) Tier 2 capital_______________________________________________________________________________  8275      249,205  3.a.(2)
                                                                                                                  ---------
       (3) Tier 3 capital_______________________________________________________________________________  1395            0  3.a.(3)
                                                                                                                  ---------
    b. Total risk-based capital_________________________________________________________________________  3792      789,801  3.b
                                                                                                                  ---------
    c. Excess allowance for loan and lease losses                                                                 ---------
       (amount that exceeds 1.25% of gross risk-weighted assets)________________________________________  A222            0  3.c
                                                                                                                  ---------
    d. (1) Net risk-weighted assets (gross risk-weighted assets less excess allowance                             ---------
           reported in item 3.c above and all other deductions)_________________________________________  A223    7,724,420  3.d.1
                                                                                                                  ---------
       (2) Market risk equivalent assets________________________________________________________________  1651            0  3.d.2
                                                                                                                  ---------
    e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions
       (to be completed only if the bank uses the "direct reduction method" to report these                       ---------
       transactions in Schedule RC-R)___________________________________________________________________  1727            0  3.e
                                                                                                                  ---------
    f. "Average total assets" (quarterly average reported in Schedule RC-K,                                       ---------
       item 9, less all assets deducted from Tier 1 capital)(2)_________________________________________  A224    7,881,082  3.f
                                                                                                                  ---------

Items 4-9 and Memoranda items 1 and 2 are to be completed by banks that answered NO to item 1 above and by banks with total assets of $1 billion or more.

                                                                                             -(Column A)-        -(Column B)-
                                                                                                Assets           Credit Equi-
                                                                                               Recorded         valent Amount
                                                                                                on the          of Off-Balance
                                                   Dollar Amounts in Thousands               Balance Sheet      Sheet Items (3)
-------------------------------------------------------------------------------------------------------------------------------
 4. Assets and credit equivalent amount of off-balance sheet items assigned            RCON
    to the Zero percent risk category:                                                 ----------------
    a. Assets recorded on the balance sheet__________________________________________  5163     932,467    CON             4.a
                                                                                              ---------    --------------
    b. Credit equivalent amount of off-balance sheet items_____________________________________________    3796         0  4.b
                                                                                                                  -------

----------
(1)   Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2)   Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-23
Transit #:  06310215                                             ---------
                                                                     31
                                                                 ---------

Schedule RC-R - Continued

                                                                                        -(Column A)-            -(Column B)-
                                                                                           Assets               Credit Equiv-
                                                                                          Recorded              valent Amount
                                                                                           on the               of Off-Balance
                                                        Dollar Amounts in Thousands     Balance Sheet           Sheet Items(2)
----------------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the
   20 percent risk category:                                                            CON
                                                                                        -----------------
   a. Assets recorded in the balance sheet __________________________________________   5165    1,148,491  CON                  5.a
                                                                                                ---------  ----------------
   b. Credit equivalent amount of off-balance sheet items ___________________________________________      3801     580,068     5.b
                                                                                                                  ---------
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
                                                                                                ---------
   a. Assets recorded on the balance sheet _________________________________________    3802    1,298,627                       6.a
                                                                                                ---------         ---------
   b. Credit equivalent amount of off-balance sheet items ___________________________________________      3803     127,269     6.b
                                                                                                                  ---------
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
                                                                                                ---------
   a. Assets recorded on the balance sheet _________________________________________    3804    4,671,376                       7.a
                                                                                                ---------         ---------
   b. Credit equivalent amount of off-balance sheet items ___________________________________________      3805   1,994,384     7.b
                                                                                                                  ---------
8. On-balance sheet asset values excluded from and deducted in                                  ---------
   the calculation of the risk-based capital ratio(2) _____________________________     3806        7,109                       8.
                                                                                                ---------
9. Total assets recorded on the balance sheet (sum of
   items 4.a, 5.a, 6.a, 7.a and 8, column A) (must equal Schedule RC,                           ---------
   item 12.c plus items 4.b and 4.c) ________________________________________________   3807    8,058,070                       9.
                                                                                                ---------


Memoranda                                                                                       Dollar Amounts in Thousands
---------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered by the
   risk-based capital standards _____________________________________________________________________      8764       4,575     M.1
                                                                                                                   --------
                                                                             ---------- With a remaining maturity of ----------
                                                                        -(Column A)-            -(Column B)-            -(Column B)-
                                                                          One Year                  Over                   Over
                                                                          or less                 one year               five years
                                                                                               thru five years
2. Notional principal amounts of off-balance
   sheet derivative contracts:(3)                               RCON                    CON                    CON
                                                                ----                    -----------------      --------------
   a. Interest rate contracts _____________________________     3809            0       8766       23,572      8767   131,756  M.2.a
                                                                        ---------               ---------            --------
   b. Foreign exchange contracts __________________________     3812            0       8769            0      8770         0  M.2.b
                                                                        ---------               ---------            --------
   c. Gold contracts ______________________________________     8771            0       8772            0      8773         0  M.2.c
                                                                        ---------               ---------            --------
   d. Other precious metals contracts _____________________     8774            0       8775            0      8776         0  M.2.d
                                                                        ---------               ---------            --------
   e. Other commodity contracts ___________________________     8777            0       8778            0      8779         0  M.2.e
                                                                        ---------               ---------            --------
   f. Equity derivatives contracts_________________________     A000            0       A001            0      A002         0  M.2.f
                                                                        ---------               ---------            --------

----------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.

(2) Include the difference between the fair value and the amortized cost of its available-for-sale securities in item 8 and report the amortized cost of these securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g. future contracts) not subject to risk-based capital, item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all future contracts.

SUNTRUST BANK, CENTRAL FLORIDA N.A.
P.O. BOX 4418 CENTER 632
ATLANTA, GA  30302

Call Date:  03/31/98              State #:  12-1159              FFIEC 032
Vendor ID:  D                     Cert#  :  21043                  RC-24
Transit #:  06310215                                             ---------
                                                                     32
                                                                 ---------

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                     at close of business on March 31, 1998

SUNTRUST BANK CENTRAL FLORIDA N.A.      ATLANTA         GA
----------------------------------      -------         --
      Legal Title of Bank                City          State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public.

BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank at its option, may replace it with a statement appropriate to the amended area.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank.

THE STATEMENT WILL NOT EDITED OR SCREENED IN ANYWAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------

                                                                    C371 C372 <-

                                                                  RCON
                                                                  ------------
No comment:______________________________________________________ 6979      X
                                                                        ------

BANK MANAGEMENT STATEMENT (please type or print clearly):
        TEXT 6980 (70 characters per line)

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________


        /s/ R. Todd Bowers                             4/27/98
        -----------------------------------------------------------
        Signature of Executive Officer of Bank    Date of Signature

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

--------------------------------------------------------------------------------

                                                                           -----
                                                                            33
                                                                           -----

SUNTRUST BANK, CENTRAL FLORIDA N.A.             OMB No. for FDIC: 1557-0081
P.O. BOX 4418 CENTER 632                        OMB No. for FDIC: 3064-0052
ATLANTA, GA 30302                        OMB No. For Federal Reserve: 7100-0036
                                                Expiration Date: 3/31/2000

                                                                  SPECIAL REPORT

                                                                         C700 <-

                                             Dollar Amounts in Thousands
------------------------------------------------------------------------
                                        Close of Busi-
                                         ness Date:       FDIC Cert. #
                                         ----------       ------------
                                          03/31/98           21043
                                          --------           -----

--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each call report date)

--------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Section 215.2 and 215.3 of Title 12 of the Code of Federal Regulations. (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of


                                                                                                        RCON
                                                                                                        ------------
a. Number of loans made to executive officers since the previous Call Report date _________________     3561    0       a.
                                                                                                                ----
b. Total dollar amount of above loans (in thousands of dollars) ___________________________________     3582    0       b.
                                                                                                                ----

                                                                                RCO     From                    To
                                                                                ----
c. Range of interest charged on above loans                                             ----                    ----
   (example: 9-3/4% = 9.75)___________________________________________________  7701    0.00%           7702    0.00%   c.
                                                                                        ----                    ----

/s/ R. Todd Bowers                                                 4/27/98
--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER                           DATE (Month, Day, Year)
 AUTHORIZED TO SIGN REPORT:

--------------------------------------------------------------------------------
FDIC 8040/53 (3-98)